Exhibit 10.1
                                                                    ------------

                                                                  EXECUTION COPY

===============================================================================



                          SALE AND SERVICING AGREEMENT


                                     among


                         USAA AUTO OWNER TRUST 2006-4,
                                   as Issuer,


                             USAA ACCEPTANCE, LLC,
                                 as Depositor,


                                      and


                           USAA FEDERAL SAVINGS BANK,
                             as Seller and Servicer






                          Dated as of November 1, 2006






===============================================================================

                               Table of Contents
                                                                           Page

ARTICLE I      DEFINITIONS AND USAGE.........................................1


ARTICLE II     TRUST PROPERTY................................................1

  SECTION 2.1  Conveyance of Trust Property; Intent of the Parties...........1
  SECTION 2.2  Representations and Warranties of the Depositor regarding the Receivable................................................2
  SECTION 2.3  Repurchase upon Breach........................................5
  SECTION 2.4  Custody of Receivable Files...................................5
  SECTION 2.5  Duties of Servicer as Custodian...............................6
  SECTION 2.6  Instructions; Authority to Act................................7
  SECTION 2.7  Custodian's Indemnification...................................7
  SECTION 2.8  Effective Period and Termination..............................7

ARTICLE III    ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST
               PROPERTY .....................................................8

  SECTION 3.1  Duties of Servicer............................................8
  SECTION 3.2  Collection of Receivable Payments.............................8
  SECTION 3.3  Realization Upon Receivables..................................9
  SECTION 3.4  Allocations of Collections...................................10
  SECTION 3.5  Maintenance of Security Interests in Financed Vehicles.......10
  SECTION 3.6  Covenants of Servicer........................................10
  SECTION 3.7  Purchase of Receivables Upon Breach..........................10
  SECTION 3.8  Servicer Fees................................................11
  SECTION 3.9  Servicer's Certificate.......................................11
  SECTION 3.10 Annual Statement as to Compliance; Item 1122 Servicing
               Criteria Assessment; Notice of Event of Servicing
               Termination..................................................11
  SECTION 3.11 Annual Independent Certified Public Accountant's Report......13
  SECTION 3.12 Access to Certain Documentation and Information Regarding
               Receivables .................................................13
  SECTION 3.13 Servicer Expenses............................................13
  SECTION 3.14 Insurance....................................................13

ARTICLE IV     DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO
               NOTEHOLDERS AND CERTIFICATEHOLDERS...........................14

  SECTION 4.1  Accounts.....................................................14
  SECTION 4.2  Collections..................................................15
  SECTION 4.3  Application of Collections...................................16
  SECTION 4.4  Advances.....................................................16

  SECTION 4.5  Additional Deposits..........................................17
  SECTION 4.6  Distributions................................................17
  SECTION 4.7  Reserve Account..............................................21
  SECTION 4.8  Net Deposits.................................................23
  SECTION 4.9  Statements to Noteholders and Certificateholders.............23

ARTICLE V      THE DEPOSITOR................................................25

  SECTION 5.1  Representations, Warranties and Covenants of Depositor.......25
  SECTION 5.2  Liability of Depositor; Indemnities..........................26
  SECTION 5.3  Merger or Consolidation of, or Assumption of the
               Obligations of Depositor.....................................27
  SECTION 5.4  Limitation on Liability of Depositor and Others..............27
  SECTION 5.5  Depositor May Own Notes or Certificates......................27

ARTICLE VI     THE SERVICER.................................................27

  SECTION 6.1  Representations of Servicer..................................27
  SECTION 6.2  Indemnities of Servicer......................................29
  SECTION 6.3  Merger or Consolidation of, or Assumption of the
               Obligations of Servicer......................................30
  SECTION 6.4  Limitation on Liability of Servicer and Others...............30
  SECTION 6.5  Delegation of Duties.........................................31
  SECTION 6.6  Servicer Not to Resign as Servicer...........................31
  SECTION 6.7  Servicer May Own Notes or Certificates.......................31

ARTICLE VII    SERVICING TERMINATION........................................32

  SECTION 7.1  Events of Servicing Termination..............................32
  SECTION 7.2  Appointment of Successor Servicer............................33
  SECTION 7.3  Repayment of Advances........................................34
  SECTION 7.4  Notification to Noteholders and Certificateholders...........34
  SECTION 7.5  Waiver of Past Events of Servicing Termination...............35

ARTICLE VIII   TERMINATION..................................................35

  SECTION 8.1  Optional Purchase of All Receivables.........................35
  SECTION 8.2  Succession Upon Satisfaction and Discharge of Indenture......35

ARTICLE IX     MISCELLANEOUS PROVISIONS.....................................36

  SECTION 9.1  Amendment....................................................36
  SECTION 9.2  Protection of Title to Trust Property........................37
  SECTION 9.3  GOVERNING LAW................................................39
  SECTION 9.4  Notices......................................................39

  SECTION 9.5  Severability of Provisions...................................39
  SECTION 9.6  Assignment...................................................40
  SECTION 9.7  Further Assurances...........................................40
  SECTION 9.8  No Waiver; Cumulative Remedies...............................40
  SECTION 9.9  Third-Party Beneficiaries....................................40
  SECTION 9.10 Actions by Noteholders or Certificateholders.................40
  SECTION 9.11 Limitation of Liability of Owner Trustee and Indenture
               Trustee......................................................41
  SECTION 9.12 Savings Clause...............................................41

ARTICLE X      Exchange Act Reporting.......................................41

  SECTION 10.1 Further Assurances...........................................41
  SECTION 10.2 Form 10-D Filings............................................42
  SECTION 10.3 Form 8-K Filings.............................................42
  SECTION 10.4 Form 10-K Filings............................................42
  SECTION 10.5 Report on Assessment of Compliance and Attestation...........43
  SECTION 10.6 Back-up Sarbanes-Oxley Certification.........................43
  SECTION 10.7 Use of Subcontractors........................................44
  SECTION 10.8 Representations and Warranties...............................44
  SECTION 10.9 Indemnification..............................................45
  SECTION 10.10Amendments...................................................46

Schedule A     Schedule of Receivables.....................................A-1
Schedule B-1   Location of Receivable Files ...............................B-1
Schedule B-2   Location of Lien Certificates ..............................B-2
Appendix A     Definitions and Usage..............................Appendix A-1
Appendix B     Item 1119 Parties..................................Appendix B-1
Appendix C     Minimum Servicing Criteria Assessment..............Appendix C-1
Appendix D     Performance Certification (Trustee/Reporting
               Subcontractor).....................................Appendix D-1
Appendix E     Performance Certification (Servicer)...............Appendix E-1

      SALE AND SERVICING AGREEMENT, dated as of November 1, 2006 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among USAA AUTO OWNER TRUST 2006-4 (the "Issuer"), a Delaware statutory trust, USAA ACCEPTANCE, LLC, a Delaware limited liability company (the "Depositor") and USAA FEDERAL SAVINGS BANK, a federally chartered savings association, as seller of the Receivables to the Depositor (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer").

      WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of motor vehicle installment loan contracts originated by the Seller in the ordinary course of its business;

      WHEREAS, the Seller is concurrently selling such portfolio of receivables and related property to the Depositor pursuant to the Receivables Purchase Agreement, and the Depositor is willing to sell such portfolio of receivables and related property to the Issuer; and

      WHEREAS, the Servicer is willing to service such receivables on behalf of the Issuer.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

      Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                   ARTICLE II

                                 TRUST PROPERTY

      SECTION 2.1 Conveyance of Trust Property; Intent of the Parties. In consideration of the Issuer's delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer (i) without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Trust Property and (ii) funds in the amount of the Reserve Initial Deposit. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto. The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Trust Property pursuant to this Section 2.1 shall be a sale, and not a secured borrowing, for accounting purposes.

      SECTION 2.2 Representations and Warranties of the Depositor regarding the Receivables. The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

      (i) Schedule of Receivables. The information set forth in Schedule A to this Agreement with respect to each Receivable is true and correct in all material respects, and no selection procedures adverse to the Securityholders have been used in selecting the Receivables from all receivables owned by the Seller which meet the selection criteria specified herein.

      (ii) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer.

      (iii) Good Title. Immediately prior to the transfer and assignment of the Receivables to the Issuer herein contemplated, the Depositor had good and marketable title to each Receivable free and clear of all Liens and rights of others; and, immediately upon the transfer thereof, the Issuer, has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others, and the transfer has been perfected under applicable law or
            (ii) a first priority perfected security interest in each Receivable.

      (iv) Receivable Files. The Receivable Files shall be kept at one or more of the locations specified in Schedule B-1 hereto; provided, that the Lien Certificates shall be kept at one or more of the locations specified in Schedule B-2 hereto.

      (v) Characteristics of Receivables. Each Receivable (a) has been originated for the retail financing of a Financed Vehicle by an Obligor located in one of the States of the United States or the District of Columbia; (b) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security; and (c) provides for fully amortizing level scheduled monthly or semi-monthly payments (provided that the payment in the last month in the life of the Receivable may be different from the level scheduled payment) and for accrual of interest at a fixed rate according to the simple interest method.

      (vi) Compliance with Law. Each Receivable and each sale of the related Financed Vehicle complied at the time it was originated or made, and complies on and after the Cut-off Date, in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other consumer credit, equal opportunity, and disclosure laws applicable to such Receivable and sale.

      (vii) Binding Obligation. Each Receivable constitutes the legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in all material respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights.

     (viii) No Government Obligor. No Receivable is due from the United States of America or any state or from any agency, department, instrumentality or political subdivision of the United States of America or any state or local municipality and no Receivable is due from a business except to the extent that such receivable has a personal guaranty.

      (ix) Security Interest in Financed Vehicle. Immediately prior to the sale and assignment thereof to the Issuer as herein contemplated, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate action with respect to such Receivable had been taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Seller as secured party, which security interest is assignable and has been so assigned by the Seller to the Depositor and by the Depositor to the Issuer.

      (x) Receivables in Force. No Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

      (xi) No Waiver. No provision of a Receivable has been waived in such a manner that such Receivable fails either to meet all of the representations and warranties made by the Depositor herein with respect thereto pursuant to this Section 2.2.

      (xii) No Amendments. No Receivable has been amended except pursuant to instruments included in the Receivable Files and no such amendment has caused such Receivable either to fail to meet all of the representations and warranties made by the Depositor herein with respect thereto pursuant to this Section 2.2.

     (xiii) No Defenses. As of the Cut-off Date, there are no rights of rescission, setoff, counterclaim, or defense, and the Depositor has no knowledge of the same being asserted or threatened, with respect to any Receivable.

      (xiv) No Liens. As of the Cut-off Date, the Depositor has no knowledge of any Liens, claims that have been filed, including Liens for work, labor, materials or unpaid taxes relating to a Financed Vehicle, that would be Liens prior to, or equal or coordinate with, the Lien granted by the Receivable.

      (xv) No Default. Except for payment defaults continuing for a period of not more than thirty (30) days as of the Cut-off Date, the Depositor has no knowledge that a default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; the Depositor has no knowledge that a continuing condition that with notice or lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; and the Depositor has not waived any of the foregoing.

      (xvi) Insurance. Each Receivable requires that the Obligor thereunder obtain comprehensive and collision insurance covering the Financed Vehicle.

     (xvii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under the Agreement is unlawful, void or voidable.

    (xviii) All Filings Made. No filings (other than UCC filings which have been made) or other actions are necessary in any jurisdiction to give the Issuer a first priority perfected security interest in the Receivables and to give the Indenture Trustee a first priority perfected security interest in the Receivables.

      (xix) One Original. With respect to any Receivable for which an original executed copy exists, there is no more than one original executed copy of such Receivable which does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Seller and which, immediately prior to the delivery thereof to the Servicer, as custodian for the Indenture Trustee, was in the possession of the Seller.

      (xx) Security. Each Receivable is secured by a new or used automobile or light-duty truck.

      (xxi) Maturity of Receivables. Each Receivable has a remaining maturity, as of the Cut-off Date, of not less than 8 months and not more than 72 months and an original maturity of not less than 9 months and not more than 72 months. No Receivable has a scheduled maturity later than December 15, 2012.

     (xxii) Annual Percentage Rate. Each Receivable is a fully-amortizing simple interest contract which bears interest at a fixed rate per annum and which provides for level scheduled monthly or semi-monthly payments (except for the last payment, which may be minimally different from the level payments) over its respective remaining term, is not secured by any interest in real estate.

    (xxiii) No Repossessions. Each Receivable is secured by a Financed Vehicle that, as of the Cut-off Date, has not been repossessed without reinstatement of such Receivable.

     (xxiv) Obligor Not Subject to Bankruptcy Proceedings. Each Receivable has been entered into by an Obligor who has not been identified on the computer files of the Seller as being a debtor in any bankruptcy proceeding as of the Cut-off Date.

      (xxv) No Overdue Payments. No Receivable has any payment that is more than thirty (30) days past due as of the Cut-off Date.

     (xxvi) Tangible Chattel Paper. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102.

    (xxvii) Remaining Principal Balance. Each Receivable had a remaining principal balance, as of the Cut-off Date, of at least $800.00.

   (xxviii) Filing Statement Language. The financing statements referenced in paragraph (xviii) above, will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party".

      SECTION 2.3 Repurchase upon Breach. Each of the Depositor, the Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor's representations and warranties pursuant to Section 2.2. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee of such breach, the Indenture Trustee shall enforce the obligation of the Depositor under this Section 2.3 to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Depositor shall remit the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.5. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the Depositor's representations and warranties pursuant to Section 2.2 shall be to require the Depositor to repurchase such Receivables pursuant to this Section 2.3. The obligation of the Depositor to repurchase under this Section 2.3 shall not be solely dependent upon the actual knowledge of the Depositor of any breached representation or warranty. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement. Notwithstanding anything herein to the contrary, the Depositor shall only be obligated to pay such Purchase Amount and repurchase the related Receivable to the extent it receives the Purchase Amount from the Seller pursuant to Section 7.02 of the Receivables Purchase Agreement.

      SECTION 2.4 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

            (i) The original executed Receivable or, if no such original exists, a copy thereof.

            (ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

            (iii) The notice of recorded Lien or such documents that the Servicer or the Depositor shall keep on file, in accordance with its customary procedures, evidencing the first priority perfected security interest of the Seller in the Financed Vehicle.

            (iv) Any and all other documents (including any computer file, diskette or microfiche) that the Servicer or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor (to the extent relating to a Receivable), or a Financed Vehicle.

      The Servicer acknowledges that it holds the documents and instruments relating to the Receivables for the benefit of the Issuer and the Indenture Trustee. The Issuer and the Indenture Trustee shall have no responsibility to monitor the Servicer's performance as custodian and shall have no liability in connection with the Servicer's performance of such duties hereunder.

      SECTION 2.5 Duties of Servicer as Custodian.

      (a) Safekeeping. The Servicer shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Issuer to comply with the terms and conditions of this Agreement, and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to identify all Receivables Files and such related accounts, records and computer systems and verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

      (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at its offices specified in Schedule B-1 to this Agreement provided, that all Lien Certificates will be maintained at the location specified in Schedule B-2, or at such other office as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors, the Receivable Files and the related accounts, records and computer systems maintained by the Servicer during normal business hours as the Issuer or the Indenture Trustee shall reasonably request, which does not unreasonably interfere with the Servicer's normal operations.

      (c) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer shall release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate, as soon as is reasonably practicable, to the extent it does not unreasonably interfere with the Servicer's normal operations. The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee or its agent or designee to return any document or any delay in doing so.

      SECTION 2.6 Instructions; Authority to Act. All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

      SECTION 2.7 Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

      SECTION 2.8 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cut-off Date and shall continue in full force and effect until terminated pursuant to this Section 2.8. If the Bank shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer shall have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the holders of Notes evidencing not less than a majority of the principal amount of the Controlling Class Outstanding (or if no Notes are Outstanding, by holders of Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Certificates), in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under
Section 7.1. As soon as practicable after any termination of such appointment, the Servicer shall deliver to the Indenture Trustee or the Indenture Trustee's agent the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate.

                                   ARTICLE III

         ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

      SECTION 3.1 Duties of Servicer. The Servicer shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions, making Advances pursuant to Section 4.4, preparing (or causing to be prepared) the tax returns of the Trust in accordance with Section 5.6 of the Trust Agreement and, if requested to do so, providing the certifications required, pursuant to Section 5.1(b) hereof. The Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Issuer shall, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Noteholders, the Certificateholders, or any of them. The Issuer shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

      SECTION 3.2 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new or used automobile and light-duty truck receivables that it services for itself. The Servicer shall not change the amount of or reschedule the due date of any scheduled payment of a Receivable to a date more than 30 days from the original due date of such scheduled payment, change the annual percentage rate of or extend any Receivable or change any material term of a Receivable, except as provided by the terms of the Receivable or of this Agreement or as required by law or court order; provided, however, that the Servicer may extend any Receivable that is in default or with respect to which default is reasonably foreseeable and that would be acceptable to the Servicer with respect to comparable new or used automobile and light-duty truck receivables that it services for itself if (a) the amount on deposit in the Reserve Account is greater than zero at the time of the extension, (b) the total credit-related extensions granted on the Receivable will not exceed four months in the aggregate, (c) the total number of credit-related extensions granted on the Receivable will not exceed two, and (d) the maturity of such Receivable will not be extended beyond December 2012. If, as a result of inadvertently rescheduling or extending payments, such rescheduling or extension breaches any of the terms of the proviso to the preceding sentence, then the Servicer shall be obligated to purchase such Receivable pursuant to Section 3.7. For the purpose of such purchases pursuant to Section 3.7, notice shall be deemed to have been received by the Servicer at such time as shall make purchase mandatory as of the last day of the Collection Period during which the discovery of such breach occurred.

      Notwithstanding anything to the contrary herein, the Servicer may implement programs that grant payment extensions in respect of receivables that are not delinquent. Any such program shall be implemented with the approval of the senior officer's credit committee of the Servicer in accordance with the Servicer's general lending and policy guidelines. Any such payment extension may extend the maturity of the applicable receivable beyond its original term to maturity. Notwithstanding anything to the contrary herein, the Servicer may also reduce the interest rate on Receivables affected by the application of the Servicemembers Civil Relief Act to a rate that is lower than the maximum rate prescribed by the Servicemembers Civil Relief Act and may readjust the payment schedule for any Receivable that is affected by the application of the Servicemembers Civil Relief Act until the maturity of the receivable.

      The Servicer may at any time perform specific duties as servicer or custodian under this Agreement through subcontractors; provided, however, that no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible with respect thereto. All amounts payable to any subcontractor shall be paid by the Servicer and shall not be obligations of the Indenture Trustee, the Owner Trustee or the Issuer or paid from the Indenture Trust Estate. References in this Agreement to actions taken or to be taken by the Servicer include actions taken or to be taken by a subcontractor on behalf of the Servicer.

      SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer shall use reasonable efforts, consistent with its customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined to be a Defaulted Receivable or otherwise (and shall specify any such Defaulted Receivable to the Indenture Trustee no later than the Determination Date following the Collection Period in which the Servicer shall have made such determination). The Servicer shall follow such customary standards, policies and procedures as it shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale. The Servicer shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds. The Liquidation Proceeds (net of such expenses) realized in connection with any such action with respect to a Receivable shall be deposited by the Servicer in the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor pursuant to Section 2.3, or is to be purchased by the Servicer pursuant to Section 3.7. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

      SECTION 3.4 Allocations of Collections. If an Obligor is obligated under one or more Receivables and also under one or more other assets owned by the Bank or assigned by the Bank to third parties, then any payment on any such asset received from or on behalf of such Obligor shall, if identified as being made with respect to a particular item or asset, be applied to such item, and otherwise shall be allocated by the Bank in accordance with its customary standards, policies and procedures.

      SECTION 3.5 Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case, when the Servicer has knowledge of the need for such re-perfection. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to transfer to the Issuer a perfected security interest in the related Financed Vehicle, the Servicer hereby agrees that the Servicer's listing as the secured party on the certificate of title is deemed to be in its capacity as agent of the Issuer and the Indenture Trustee and further agrees to hold such certificate of title as the agent and custodian of the Issuer and the Indenture Trustee; provided that the Servicer shall not, nor shall the Issuer or the Indenture Trustee have the right to require that the Servicer, make any such notation on the related Financed Vehicles' certificate of title or fulfill any such additional administrative requirement of the laws of the state in which a Financed Vehicle is located.

      SECTION 3.6 Covenants of Servicer. The Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, (ii) impair the rights of the Trust or the Indenture Trustee in the Receivables, or (iii) increase the number of payments under a Receivable, increase the Amount Financed under a Receivable or extend or forgive payments on a Receivable, except as provided in Section
3.2. In the event that at the end of the scheduled term of any Receivable, the outstanding principal amount thereof is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest; provided that the last such payment shall be due on or prior to the Collection Period immediately preceding the Class B Final Scheduled Payment Date.

      SECTION 3.7 Purchase of Receivables Upon Breach. (a) The Servicer, the Depositor or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.5 or 3.6. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as determined by the Indenture Trustee (which shall include any Receivable as to which a breach of Section 3.6 has occurred) at the Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3). In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 4.5. For purposes of this
Section 3.7, the Purchase Amount shall consist in part of a release by the Servicer of all rights of reimbursement with respect to Outstanding Advances on the Receivable. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.5 or 3.6 shall be to require the Servicer to purchase Receivables pursuant to this Section 3.7.

      (b) With respect to all Receivables purchased pursuant to this Section 3.7, the Issuer shall assign to the Servicer or the Depositor, as applicable, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

      SECTION 3.8 Servicer Fees. The Servicer shall be entitled to any interest earned on the amounts deposited in the Collection Account during each Collection Period plus all late fees, prepayment charges and other administrative fees and expenses or similar charges, if any, allowed by applicable law and the terms of the Receivables during each Collection Period (the "Supplemental Servicing Fee"). The Servicer also shall be entitled to the Servicing Fee, as provided herein.

      SECTION 3.9 Servicer's Certificate. On or prior to the Determination Date for each Payment Date, the Servicer shall deliver to the Depositor, the Owner Trustee, each Note Paying Agent and Certificate Paying Agent, the Indenture Trustee and the Seller, with a copy to the Rating Agencies, a Servicer's Certificate containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Sections 4.3, 4.4, 4.5, 4.6 and 4.7 hereof, and Section 8.2 of the Indenture for the Collection Period preceding the date of such Servicer's Certificate, together with the written statements to be furnished by the Owner Trustee to Certificateholders pursuant to Section 4.9 hereof and by the Indenture Trustee to the Noteholders pursuant to Section 4.9 hereof and Section 6.6 of the Indenture. Receivables purchased or to be purchased by the Servicer or the Depositor shall be identified by the Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

      SECTION 3.10 Annual Statement as to Compliance; Item 1122 Servicing Criteria Assessment; Notice of Event of Servicing Termination. (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency on or before March 31 of each year beginning March 31, 2007,

      (i) an Officer's Certificate, with respect to the preceding 12-month period (or such shorter period in the case of the first such certificate), stating that (x) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision and (y) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations in all material respects under this Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof, and

      (ii) the servicing criteria assessment required to be filed in respect of the Trust under the Exchange Act under Item 1122 of Regulation AB if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust. Such report shall be signed by an authorized officer of the Servicer and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Appendix C hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria are not applicable to the Servicer, with respect to asset-backed securities transactions taken as a whole involving the Servicer and that are backed by the same asset type backing the Notes, such report shall include such a statement to that effect. The Depositor and the Servicer, and each of their respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

      A copy of such Officer's Certificate and the report referred to in Section
3.11 may be obtained by any Certificateholder by a request in writing to the Owner Trustee, or by any Noteholder or Person certifying that it is a Note Owner by a request in writing to the Indenture Trustee, in either case addressed to the applicable Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee shall promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

      (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 7.1. The Seller shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under clause (a)(ii) of
Section 7.1.

      (c) The Servicer shall cause each Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraph (a)(ii) of this Section 3.10 and Section 3.11. The Servicer shall execute (provided the Servicer is not an Affiliate of the Depositor) (and shall cause each Reporting Subcontractor to execute) a reliance certificate to enable the Certification Parties to rely upon each (i) annual report on assessments of compliance with servicing criteria provided pursuant to
Section 3.10 and (ii) accountant's report provided pursuant to Section 3.10 and shall include a certification that each such annual compliance statement or report discloses any deficiencies or defaults described to the registered public accountants of such Person to enable such accountants to render the certificates provided for in Section 3.11.

      (d) In the event the Servicer, any Subservicer or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to Section 3.10 and Section 3.11 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust or the Receivables. Notwithstanding anything to the contrary contained herein, if the Servicer has exercised commercially reasonable efforts to obtain any assessment or attestation required hereunder from a Reporting Subcontractor, the failure by the Reporting Subcontractor to provide such attestation on or assessment shall not constitute a breach hereunder by the Servicer.

      SECTION 3.11 Annual Independent Certified Public Accountant's Report. The Servicer shall cause a firm of independent certified public accountants, who may also render other services to the Servicer, the Seller or the Depositor, to deliver to the Owner Trustee and the Indenture Trustee on or before March 31 of each year beginning March 31, 2007 with respect to the prior calendar year (or such shorter period in the case of the first such report) the attestation report that would be required to be filed in respect of the Trust under the Exchange Act if periodic reports under Section 15(d) of the Exchange Act, or any successor provision thereto, were required to be filed in respect of the Trust. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.

      SECTION 3.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files in such cases where the Certificateholders, the Indenture Trustee or the Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section 3.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.12.

      SECTION 3.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the Owner Trustee and the Indenture Trustee, independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders and Certificateholders.

      SECTION 3.14 Insurance. The Servicer, in accordance with its customary servicing procedures and underwriting standards, shall require that each Obligor shall have obtained and shall maintain comprehensive and collision insurance covering the related Financed Vehicle as of the execution of the Receivable. The Servicer shall enforce its rights under the Receivables to require the Obligors to maintain comprehensive and collision insurance, in accordance with the Servicer's customary practices and procedures with respect to comparable new or used automobile and light-duty truck receivables that it services for itself or others.

                                   ARTICLE IV

                  DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO
                       NOTEHOLDERS AND CERTIFICATEHOLDERS

      SECTION 4.1 Accounts. (a) The Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "The Bank of New York, as Indenture Trustee, as secured party from USAA Auto Owner Trust 2006-4", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Collection Account". The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Collection Account in accordance with the terms of the Basic Documents. The Collection Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Collection Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.

      If the Servicer is required to remit collections pursuant to the first sentence of Section 4.2, all amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Collection Account in specified Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date for the Collection Period to which such amounts relate (or in the case of the Special Payment Date, the portion of such funds needed to make the final payment on the Class A-1 Notes shall mature not later than the Business Day immediately prior to the Special Payment Date) and such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be withdrawn from the Collection Account at the written direction of the Servicer and shall be paid to the Servicer. The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from the Servicer. In the event that the Collection Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall, with the Indenture Trustee's or Issuer's assistance as necessary, cause an Eligible Deposit Account to be established as the Collection Account within ten
(10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent) and give written notice of the location and account number of such account to the Indenture Trustee.

      (b) The Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "The Bank of New York, as Indenture Trustee, as secured party from USAA Auto Owner Trust 2006-4", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Principal Distribution Account". The Principal Distribution Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to and direct the Indenture Trustee in writing to make withdrawals from the Principal Distribution Account in accordance with the terms of the Basic Documents. The Principal Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Principal Distribution Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Principal Distribution Account shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Principal Distribution Account shall be made only upon the terms and conditions of the Basic Documents.

      (c) The Servicer shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name "USAA Auto Owner Trust 2006-4 Certificate Distribution Account", initially at the corporate trust department of the Owner Trustee, which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Owner Trustee, the Servicer shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent) and give written notice of the location and account number of such account to the Owner Trustee. The Certificate Distribution Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law.

      SECTION 4.2 Collections. The Servicer shall remit to the Collection Account within two (2) Business Days of the receipt thereof (i) all payments by or on behalf of the Obligors (but excluding Purchased Receivables) and (ii) all Liquidation Proceeds, both as collected during the Collection Period; provided that the Bank, so long as it is acting as the Servicer and no Event of Servicing Termination has occurred and is continuing, may make remittances of collections on a less frequent basis than that specified in the immediately preceding sentence. It is understood that such less frequent remittances may be made only on the specific terms and conditions set forth below in this Section 4.2 and only for so long as such terms and conditions are fulfilled. Accordingly, notwithstanding the provisions of the first sentence of this Section 4.2, the Servicer shall remit collections received during a Collection Period to the Collection Account in immediately available funds on the Business Day preceding the related Payment Date (or in the case of the Special Payment Date, on the Business Day preceding the Special Payment Date) but only for so long as the Monthly Remittance Condition is satisfied. The Owner Trustee or the Indenture Trustee shall not be deemed to have knowledge of any event or circumstance in the definition of Monthly Remittance Condition that would require remittance by the Servicer to the

Collection Account within two (2) Business Days of receipt as aforesaid unless the Owner Trustee or the Indenture Trustee has received written notice of such event or circumstance from the Seller or the Servicer in an Officer's Certificate or from the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding or from the Certificateholders of Certificates evidencing not less than 25% of the Percentage Interests evidenced by the Certificates or a Trustee Officer in the Corporate Trust Office with knowledge hereof or familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Servicer or by other means.

      SECTION 4.3 Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied by the Servicer first to the amount of interest accrued on such Receivable to the date of receipt, then to reduce the scheduled principal amount outstanding on the Receivable to the extent of the remaining scheduled payment and then to any outstanding fees under the terms of the Receivable. Amounts paid by the Depositor, the Seller or the Servicer in respect of Purchased Receivables shall be allocated first to any interest accrued on the related Receivable and then to the Principal Balance of the related Receivable.

      SECTION 4.4 Advances. (a) As of each Determination Date, the Servicer shall make a payment with respect to each Receivable (other than a Defaulted Receivable) equal to the excess, if any, of (x) the product of the Principal Balance of such Receivable as of the first day of the related Collection Period and one-twelfth of the Annual Percentage Rate (as adjusted downward, as the case may be, in accordance with the Servicemembers Civil Relief Act or pursuant to
Section 3.2) on such Receivable (calculated on the basis of a 360-day year of twelve 30-day months), over (y) the interest actually received by the Servicer with respect to such Receivable from the Obligor or from payment of the Purchase Amount during or with respect to such Collection Period. The Servicer shall deposit all such Advances into the Collection Account in immediately available funds no later than, 11:00 a.m. New York City time, on the Determination Date. Notwithstanding the foregoing, the Servicer may elect not to make any Advance with respect to a Receivable to the extent that the Servicer, in its sole discretion, shall determine that such Advance is not recoverable from subsequent payments on such Receivable or from withdrawals from the Reserve Account. To the extent that the amount set forth in clause (y) above with respect to a Receivable is greater than the amount set forth in clause (x) above with respect thereto, such excess amount shall be distributed to the Servicer pursuant to
Section 4.6(b). In addition, in the event that a Receivable becomes a Defaulted Receivable, Outstanding Advances in respect of that Receivable shall be reimbursed to the extent of interest Collections with respect to such Receivable and, if such amounts are insufficient, from amounts on deposit in the Reserve Account, and if such amounts are not sufficient, from amounts on deposit in the Collection Account. The Servicer shall not make any advance with respect to principal of Receivables.

      (b) The Servicer shall deposit in the Collection Account the aggregate Advances on the Receivables pursuant to Section 4.4(a). To the extent that the Servicer fails to make an Advance pursuant to Section 4.4(a) on the date required, the Servicer shall so notify the Issuer and the Indenture Trustee in writing specifying the amount of the Advance and the Receivable to which such Advance related, and the Indenture Trustee shall withdraw such amount (or, if determinable by the Servicer, such portion of such amount as does not represent advances for delinquent interest) from the Reserve Account and deposit such amount in the Collection Account.

      SECTION 4.5 Additional Deposits. (a) The Depositor and the Servicer shall deposit in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables pursuant to Sections 2.3 and 3.7, respectively, and the Servicer shall deposit therein all Purchase Amounts to be paid under Section
8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Payment Date related to such Collection Period (or in the case of the Special Payment Date, the Business Day preceding the Special Payment Date).

      (b) The Indenture Trustee, in accordance with the written instructions of the Servicer, shall, on each Payment Date, and the Special Payment Date to the extent such amounts are for distribution to the Class A-1 Notes, make a withdrawal from the Reserve Account (i) first, in an amount equal to the Reserve Account Excess Amount for such Payment Date and (ii) second, in an amount equal to the amount (if positive) calculated by the Servicer pursuant to the second sentence of Section 4.6(b).

      SECTION 4.6 Distributions. (a) On each Payment Date, the Indenture Trustee shall cause the transfer and distribution of the amounts set forth in the Servicer's Certificate for such Payment Date from the Collection Account to the Servicer, in immediately available funds, for repayment of Outstanding Advances pursuant to Section 4.4(a).

      (b) The Servicer shall on or before each Determination Date calculate the Available Collections, the Reserve Account Excess Amount, the Available Funds, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, if any, the Accrued Class A Note Interest, the Accrued Class B Note Interest, the First Priority Principal Payment, if any, and the Regular Principal Distribution Amount. In addition, the Servicer shall calculate on or before each Determination Date the difference, if any, between the Total Required Payment and the Available Funds and, pursuant to Section 4.5(b), the Indenture Trustee shall withdraw funds from the Reserve Account in an amount equal to the lesser of such difference (if positive) or the balance of such Reserve Account.

      (c) On each Payment Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9), to make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Funds for such Payment Date (plus funds, if any, deposited in the Collection Account from the Reserve Account pursuant to Section 4.5(b)), in the following order of priority:

            (i) first, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

            (ii) second, to the Class A Noteholders, the Accrued Class A Note Interest for such Payment Date; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

            (iii) third, to the Class A Noteholders, the First Priority Principal Payment, if any, for such Payment Date to be distributed in the same priority as described under Section 4.6(d) of this Agreement;

            (iv) fourth, to the Class B Noteholders, the Accrued Class B Note Interest for such Payment Date;

            (v) fifth, to the Principal Distribution Account, the Regular Principal Distribution Amount (less any amounts distributed under clause
      (iii) above) for such Payment Date;

            (vi) sixth, if such Payment Date is a Final Scheduled Payment Date for any Class, to the Principal Distribution Account, the amount necessary to reduce the remaining principal amount of such Class to zero after giving effect to the amount, if any, to be applied on such Payment Date to such Class from funds deposited pursuant to clauses (iii) and (v) above;

            (vii) seventh, to the Reserve Account, the amount, if any, required to reinstate the amount in the Reserve Account up to the Specified Reserve Balance for such Payment Date;

            (viii) eighth, to the Indenture Trustee and the Owner Trustee, all amounts due for fees, expenses and indemnification pursuant to Section 6.7 of the Indenture and Section 7.1 of the Trust Agreement, respectively, and not previously paid; and

            (ix) ninth, to the Certificate Distribution Account, any remaining Available Funds for such Payment Date.

      Notwithstanding the foregoing in this Section 4.6(c),

                 (A) if the Notes have been accelerated after an Event of Default specified in Section 5.1(iii) of the Indenture, then the Available Funds shall instead be applied in the following order of priority:

                     (1)to the Indenture Trustee and the Owner Trustee, all
                        amounts due for fees, expenses and indemnification under
                        Section 6.7 of the Indenture, Section 7.1 of the Trust Agreement and Section 6.2 of this Agreement, respectively, and not previously paid;

                     (2)to the Servicer, the Servicing Fee and all unpaid
                        Servicing Fees from prior Collection Periods;

                     (3)to the Class A Noteholders, the Accrued Class A Note
                        Interest for such Payment Date; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                     (4)to the Class A Noteholders, the First Priority Principal
                        Payment, if any, for such Payment Date to be distributed in the same manner as described under Section 4.6(d) of this Agreement;

                     (5)to the Class B  Noteholders,  the Accrued  Class B Note
                        Interest for such Payment Date;

                     (6)first, to the holders of the Class A-1 Notes in
                        reduction of principal until the principal amount of the Class A-1 Notes has been paid in full and then to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of such Class A Notes has been paid in full;

                     (7)to the holders of the Class B Notes in reduction of
                        principal until the principal amount of the Class B Notes has been paid in full; and

                     (8)to the Certificate Distribution  Account, any remaining
                        Available Funds for such Payment Date; and

                 (B) if the Notes have been accelerated after an Event of Default specified in Section 5.1(i), (ii), (iv) or (v) of the Indenture, then the Available Funds shall instead be applied in the following order of priority:

                     (1)to the Indenture Trustee and the Owner Trustee, all
                        amounts due for fees, expenses and indemnification under
                        Section 6.7 of the Indenture, Section 7.1 of the Trust Agreement and Section 6.2 of this Agreement, respectively, and not previously paid;

                     (2)to the Servicer, the Servicing Fee and all unpaid
                        Servicing Fees from prior Collection Periods;

                     (3)to the Class A Noteholders, the Accrued Class A Note
                        Interest for such Payment Date; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Class A Note Interest, the amounts available shall be applied to the payment of such interest on the Class A Notes on a pro rata basis;

                     (4)first, to the holders of the Class A-1 Notes in
                        reduction of principal until the principal amount of the Class A-1 Notes has been paid in full and then to the holders of the Class A-2 Notes, the Class A-3

                        Notes and the Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of such Class A Notes has been paid in full;

                     (5)to the Class B Noteholders, first, the Accrued Class B
                        Note Interest for such Payment Date and second, in reduction of principal until the principal amount of the Class B Notes has been paid in full; and

                     (6)to the Certificate Distribution Account, any remaining
                        Available Funds for such Payment Date.

      (d) If the Notes have not been accelerated because of an Event of Default, then on each Payment Date the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9), to withdraw the funds deposited in the Principal Distribution Account on such Payment Date and make distributions and payments in the following order of priority:

            (i) first, to the holders of the Class A-1 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-1 Notes has been paid in full;

            (ii) second, to the holders of the Class A-2 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-2 Notes has been paid in full;

            (iii) third, to the holders of the Class A-3 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-3 Notes has been paid in full;

            (iv) fourth, to the holders of the Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A-4 Notes has been paid in full; and

            (v) fifth, to the holders of the Class B Notes on a pro rata basis in reduction of principal until the principal amount of the Class B Notes has been paid in full.

Any funds remaining on deposit in the Principal Distribution Account shall be paid to the Indenture Trustee and the Owner Trustee to the extent, if any, of amounts due to them hereunder that are unpaid and then to the Certificate Distribution Account.

            If the Notes have been accelerated because of an Event of Default, then on each Payment Date the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9), to withdraw the funds deposited in the Principal Distribution Account on such Payment Date and pay them to the holders of the Class A-1 Notes until the principal amount of the Class A-1 Notes has been paid in full, then to the holders of the Class A-2 Notes,

Class A-3 Notes and Class A-4 Notes on a pro rata basis in reduction of principal until the principal amount of the Class A Notes has been paid in full and then to the holders of the Class B Notes in reduction of principal until the principal amount of the Class B Notes has been paid in full.

            (e) Notwithstanding anything to the contrary continued herein, with respect to the Special Payment Date, the instructions provided by the Servicer to the Indenture Trustee pursuant to Section 4.6(c) and Section 4.6(d) (based on the information contained in the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.9) shall specify that on the Special Payment Date, distributions shall be made from the Collection Account and the Principal Distribution Account in respect of the Class A-1 Notes. The portion of the Available Funds (plus funds, if any, deposited in the Collection Account from the Reserve Account pursuant to Section 4.5(b)) distributed from the Collection Account and the Principal Distribution Account in respect of the Class A-1 Notes on the Special Payment Date, shall be allocated in the order and priority set forth in Section 4.6(c) and Section 4.6(d) as though such amounts were to be distributed on the December 2007 Payment Date.

      SECTION 4.7 Reserve Account. (a) (i) The Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "The Bank of New York, as Indenture Trustee, as secured party from USAA Auto Owner Trust 2006-4", initially at the corporate trust department of the Indenture Trustee, which shall be designated as the "Reserve Account" (the Reserve Account, together with the Collection Account (including the Principal Distribution Account), the "Trust Accounts"). The Reserve Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Servicer may make deposits to the Reserve Account in accordance with the Basic Documents. The Reserve Account will be established and maintained pursuant to an account agreement which specifies New York law as the governing law. In addition, the Reserve Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are Outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. On the Closing Date, the Depositor shall deposit the Reserve Initial Deposit into the Reserve Account. The Reserve Account and all amounts, securities, investments, financial assets and other property deposited in or credited to the Reserve Account (such amounts, the "Reserve Account Property") shall be held by the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Owner Trustee and as part of the Trust Property, and all deposits to and withdrawals from there from shall be made only upon the terms and conditions of the Basic Documents.

      The Reserve Account Property shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by holders of Certificates holding not less than a majority of the Percentage Interests evidenced by the Certificates, by the bank or trust company then maintaining the Reserve Account in Permitted Investments that mature not later than the next Payment Date (or in the case of the Special Payment Date, the portion of such funds needed to make final payment on the Class A-1 Notes shall mature not later than the Business Day immediately prior to the Special Payment Date) or such later date that satisfies the Rating Agency Condition, and such Permitted Investments shall be held to maturity. If The Bank of New York is the Indenture Trustee, in the absence of written direction, all funds shall be retained uninvested. Additionally, amounts in the Reserve Account will be retained uninvested in the circumstances described in Section 8.3(c) of the Indenture. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be deposited therein. The Indenture Trustee shall not be liable for investment losses in Permitted Investments made in accordance with directions from the investment instructions received from holders of the Certificates as provided above. In the event the Reserve Account is no longer to be maintained at the corporate trust department of the Indenture Trustee, the Servicer shall, with the Indenture Trustee's or Owner Trustee's assistance as necessary, cause an Eligible Deposit Account to be established as the Reserve Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent) and give written notice of the location and account number of such account to the Indenture Trustee.

            (ii) With respect to Reserve Account Property:

                  (A) any Reserve Account Property that is a "financial asset"
            as defined in Section 8-102(a)(9) of the UCC shall be physically delivered to, or credited to an account in the name of, the institution maintaining the Reserve Account in accordance with such institution's customary procedures such that such institution establishes a "securities entitlement" in favor of the Indenture Trustee with respect thereto; and

                  (B) any Reserve Account Property that is held in deposit
            accounts shall be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account shall be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee shall have sole signature authority with respect thereto.

            (iii) Except for any deposit accounts specified in clause (ii)(B) above, the Reserve Account shall only be invested in securities or in other assets which the institution maintaining the Reserve Account agrees to treat as "financial assets" as defined in Section 8-102(a)(9) of the UCC.

      (b) If the Servicer pursuant to Section 4.4 determines on or before any Determination Date that it is required to make an Advance and does not do so from its own funds, the Servicer shall promptly instruct the Indenture Trustee in writing to draw funds, in an amount specified by the Servicer, from the Reserve Account and deposit them in the Collection Account to cover any shortfall. Such payment shall be deemed to have been made by the Servicer pursuant to Section 4.4 for purposes of making distributions pursuant to this Agreement, but shall not otherwise satisfy the Servicer's obligation to deliver the amount of the Advances to the Indenture Trustee, and the Servicer shall within two (2) Business Days replace any funds in the Reserve Account so used.

      (c) Following the payment in full of the aggregate principal amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, the Indenture Trustee and the Owner Trustee, any remaining Reserve Account Property shall be distributed to the Certificate Distribution Account.

      SECTION 4.8 Net Deposits. For so long as (i) the Bank shall be the Servicer and (ii) the Servicer shall be entitled pursuant to Section 4.2 to remit collections on a monthly basis rather than within two (2) Business Days of receipt, the Bank may make the remittances pursuant to Sections 4.2 and 4.5 above, net of amounts to be distributed to the Bank pursuant to Section 4.6(c). Nonetheless, the Servicer shall account for all of the above described remittances and distributions except for the Supplemental Servicing Fee in the Servicer's Certificate as if the amounts were deposited and/or transferred separately.

      SECTION 4.9 Statements to Noteholders and Certificateholders. On the Business Day prior to each Payment Date (or in the case of the Special Payment Date, on the Business Day prior to the Special Payment Date), the Servicer shall provide to the Indenture Trustee (with copies to the Rating Agencies, each Note Paying Agent and the Depositor) for the Indenture Trustee to make available to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with copies to the Rating Agencies and to each Certificate Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement based on information in the Servicer's Certificate furnished pursuant to Section 3.9, setting forth for the Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable:

            (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

            (ii) the amount of such distribution allocable to interest allocable to the Notes and the Certificates;

            (iii) the amount of such distribution allocable to draws from the Reserve Account, if any;

            (iv) the number of receivables and the Pool Balance as of the beginning of business on the first day of the preceding Collection Period and the close of business on the last day of the preceding Collection Period;

            (v) the Specified Reserve Balance as of such Payment Date;

            (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

            (vii) the amounts of the Class A Noteholders' Interest Carryover Shortfall and the Class B Noteholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

            (viii) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor for each Class of Notes as of such Payment Date;

            (ix) the amount of any previously due and unpaid payment of principal of the Notes, and the change in such amount from that of the prior Payment Date;

            (x) [reserved];

            (xi) the balance of the Reserve Account on such Payment Date, after giving effect to distributions made on such Payment Date and the change in such balance from the preceding Payment Date;

            (xii) [reserved];

            (xiii) the aggregate Purchase Amount of Receivables repurchased by the Depositor or the Seller or purchased by the Servicer, if any, with respect to the related Collection Period;

            (xiv) the amount of Advances, if any, on such Payment Date;

            (xv) the aggregate Collections for the related Collection Period;

            (xvi) the aggregate Principal Balance of the Receivables that became designated as Defaulted Receivables during the related Collection Period;

            (xvii) the applicable Record Dates, Interest Period and Determination Dates for calculating distributions and the actual Payment Date;

            (xviii) the amount of Collections received on the Receivables and any other assets of the Trust for the related Collection Period and any fees and expenses of the trust paid with respect to the Collection Period;

            (xix) delinquency and loss information for the Receivables for the related Collection Period; and

            (xx) information on any coverage ratios or performance triggers, if applicable, including the Specified Reserve Trigger, and an indication if such triggers have been reached.

      In addition, such statements may be made available to the Noteholders and Certificateholders of record by being posted by the Indenture Trustee on its website at www.bnyinvestorreporting.com. Access to such statements posted to such website shall be limited to Noteholders and Certificateholders only. The Indenture Trustee shall take whatever steps it believes in its sole discretion to be necessary to so limit access to such statements on such website.

      Each amount set forth on the Payment Date statement pursuant to clauses
(i), (ii), (vi), (vii) and (ix) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note.

                                    ARTICLE V

                                  THE DEPOSITOR

      SECTION 5.1 Representations, Warranties and Covenants of Depositor.

      (a) The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property, by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

      (i) Organization and Good Standing. The Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority, and legal right to acquire and own the Receivables.

      (ii) Power and Authority. The Depositor has all requisite power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary limited liability company action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary limited liability company action.

      (iii) Binding Obligations. This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      (iv) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the

Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

      (v) No Proceedings. There are no proceedings or investigations pending, or, to the best of the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Securities.

      (vi) Security Interest Representation. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables that is in existence in favor of the Issuer, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Depositor, which security interest will be assigned to the Indenture Trustee pursuant to the Indenture. Other than the security interest granted to the Issuer, the Depositor has not pledged, assigned, transferred or sold, a security interest in, or otherwise conveyed any of the Receivables, the Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of such Receivables other than the financing statements in favor of the Issuer and the Indenture Trustee, and the Depositor is not aware of any judgment or tax lien filing against it.

      (b) The Depositor covenants that it shall provide, or cause the Servicer to provide, in a timely manner the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002.

      SECTION 5.2 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, and hereby agrees to the following:

      (a) The Depositor shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to ownership of the Receivables or federal or state income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

      (b) The Depositor shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

      (c) Indemnification under this Section 5.2 shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

      SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to the Rating Agencies.

      SECTION 5.4 Limitation on Liability of Depositor and Others. The Depositor and any officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

      SECTION 5.5 Depositor May Own Notes or Certificates. The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Depositor or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

                                   ARTICLE VI

                                  THE SERVICER

      SECTION 6.1 Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

      (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a federally chartered savings association or corporation and is in good standing under the laws of the United States of America or its state of incorporation, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority, and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Indenture Trustee.

      (b) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have duly authorized, executed and delivered by the Servicer by all necessary corporate action.

      (c) Binding Obligations. This Agreement constitutes a legal, valid, and binding obligation of the Servicer enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or law.

      (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Servicer is a party and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (i) (with or without notice or lapse of time) a default under, the articles of association or bylaws of the Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Servicer is a party or by which it shall be bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument or (iii) violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

      (e) No Proceedings. There are no proceedings or investigations pending, or to the best of the Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or (iv) relating to the Servicer and which might adversely affect the federal income tax attributes of the Securities.

      (f) Fidelity Bond. The Servicer maintains a fidelity bond in such form and amount as is customary for banks acting as custodian of funds and documents in respect of retail automotive installment sales contracts.

      SECTION 6.2 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

      (a) The Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

      (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Basic Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or state income taxes arising out of the transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

      (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

      (d) The Servicer shall indemnify, defend, and hold harmless the Owner Trustee and the Indenture Trustee, as applicable, from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein and in the other Basic Documents, if any, except to the extent that such cost, expense, loss, claim, damage, or liability: (i) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable; (ii) in the case of the Owner Trustee, shall arise from the Owner Trustee's breach of any of its representations or warranties set forth in Section 6.9 of the Trust Agreement or, in the case of the Indenture Trustee, from the Indenture Trustee's breach of any of its representations or warranties set forth in the Indenture; or (iii) in the case of the Indenture Trustee, shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder.

      (e) Indemnification under this Section 6.2 by the Bank (or any successor thereto pursuant to Section 7.2) as Servicer, with respect to the period such Person was the Servicer, shall survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

      SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer shall be a party, (iii) succeeding to the business of the Servicer or (iv) 50% or more of the equity of which is owned, directly or indirectly, by the United Services Automobile Association, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide prior notice of the effective date of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies, the Indenture Trustee and the Depositor. The Servicer shall provide the Depositor in writing such information as reasonably requested by the Depositor to comply with its Exchange Act reporting obligations with respect to a successor Servicer.

      SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement. The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

      (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Servicer shall be entitled to be reimbursed therefor. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders and the Servicer have been made, and deposits of any amount required to be deposited into the Reserve Account pursuant to Section 4.6(c)(vi) to maintain the amount on deposit therein (exclusive of investment income and earnings on amounts on deposit therein) at the Specified Reserve Balance on such date have been made.

      (c) The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability, or expense including reasonable attorneys' fees and expenses incurred in connection with any legal action relating to the performance of the Servicer's duties under this Agreement, other than (i) any loss or liability otherwise reimbursable pursuant to this Agreement; (ii) any loss, liability, or expense incurred solely by reason of the Servicer's willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and
(iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Servicer under this Agreement. Any amounts due the Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Funds on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders and the Servicer have been made, and deposits of any amount required to be deposited into the Reserve Account pursuant to Section 4.6(c)(vi) to maintain the amount on deposit therein (exclusive of investment income and earnings on amounts on deposit therein) at the Specified Reserve Balance on such date have been made.

      SECTION 6.5 Delegation of Duties. The Servicer may at any time perform specific duties as servicer under this Agreement through sub-contractors; provided that no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible and the Servicer shall be solely responsible for the fees of any such sub-contractors.

      SECTION 6.6 Servicer Not to Resign as Servicer. Subject to the provisions of Section 6.3, the Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Owner Trustee, the Indenture Trustee and the Depositor at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have (i) taken the actions required by Section 7.1(b), (ii) assumed the responsibilities and obligations of the Servicer in accordance with Section 7.2 and (iii) provided in writing the information reasonably requested by the Depositor to comply with its reporting obligations under the Exchange Act with respect to a replacement Servicer.

      SECTION 6.7 Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                   ARTICLE VII

                              SERVICING TERMINATION

      SECTION 7.1 Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

            (i) Any failure by the Servicer (or, so long as the Seller is the Servicer, the Seller) to deliver to the Owner Trustee or the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Servicer or the Seller, as the case may be, from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer or the Seller, as the case may be; or

            (ii) Failure on the part of the Servicer (or, so long as the Seller is the Servicer, the Seller) duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall
      (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of ninety (90) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer or the Seller, as the case may be, by the Owner Trustee or the Indenture Trustee, or (2) to the Owner Trustee, the Indenture Trustee, the Seller and the Servicer by the Noteholders of Notes evidencing not less than 25% of the principal amount of the Controlling Class or, if no Notes are outstanding, by Certificateholders of Certificates evidencing not less than 25% of the Percentage Interests evidenced by the Certificates; or

            (iii) So long as the Bank or another depository institution is not the Servicer, the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

            (iv) So long as the Bank or another depository institution is not the Servicer, the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer of or relating to substantially all of its property;

      or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntary suspend payment of its obligations or become insolvent;

then the Indenture Trustee shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than a majority of the principal amount of the Controlling Class Outstanding (or, if no Notes are Outstanding, Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Certificates), by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders) (with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under
Section 7.2; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

      (b) Upon termination of the Servicer under Section 7.1(a), the predecessor Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

      SECTION 7.2 Appointment of Successor Servicer. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 7.1 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of
(x) the date 90 days from the delivery to the Indenture Trustee and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's resignation or termination hereunder, the Issuer shall appoint a Successor Servicer, and the

Successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee (with a copy to each Rating Agency) and shall provide the Depositor in writing with such information as reasonably requested by the Depositor to comply with its reporting obligations under the Exchange Act with respect to a replacement servicer. In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this
Section 7.2, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee and shall provide the Depositor in writing with such information as reasonably requested by the Depositor to comply with its reporting obligations under the Exchange Act with respect to a Master Servicer. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Servicer enters into a written assumption as provided in this Section. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer in accordance with this Section. Notwithstanding the above, if the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Servicer, the Indenture Trustee shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

      (b) Upon appointment, the Successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Servicer, by the terms and provisions of this Agreement.

      (c) In connection with such appointment, subject to Section 3.7(e) of the Indenture, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of payments on Receivables as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Servicer under this Agreement. The Indenture Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

      SECTION 7.3 Repayment of Advances. If the identity of the Servicer shall change, the predecessor Servicer shall be entitled to receive to the extent of available funds reimbursement for Outstanding Advances pursuant to Section 4.3 and 4.4, in the manner specified in Section 4.6, with respect to all Advances made by the predecessor Servicer.

      SECTION 7.4 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VII, the Indenture Trustee shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

      SECTION 7.5 Waiver of Past Events of Servicing Termination. The holders of Notes evidencing not less than a majority of the principal amount of the Controlling Class (or, if no Notes are Outstanding, holders of Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Certificates) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts or the Certificate Distribution Account in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon. The Issuer shall provide written notice of any such waiver to the Rating Agencies.

                                  ARTICLE VIII

                                   TERMINATION

      SECTION 8.1 Optional Purchase of All Receivables. As of the last day of any Collection Period as of which the Pool Factor shall be equal to or less than the Optional Purchase Percentage, the Servicer shall have the option to purchase the Trust Property from the Trust. To exercise such option, the Servicer shall deposit pursuant to Section 4.5 in the Collection Account an amount equal to the lesser of (i) the aggregate Purchase Amount for the Receivables and (ii) the fair market value of the Receivables, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the outstanding principal amount of the Notes and all accrued but unpaid interest (including any over due interest) thereon. The amount deposited in the Collection Account pursuant to this Section 8.1 shall be used on the next Payment Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV. The purchase of the Trust Property pursuant to this Section shall not be permitted unless either (i) the Servicer's long-term unsecured debt is rated at the time of such purchase at least Baa3 by Moody's or (ii) the Servicer provides to the Indenture Trustee and the Owner Trustee an Opinion of Counsel in form reasonably satisfactory to the Indenture Trustee and the Owner Trustee and in form and substance satisfactory to Moody's to the effect that such purchase will not constitute a fraudulent transfer of assets of the Servicer under applicable state and federal law; provided that this sentence may be deleted or modified with the consent of Moody's and without the consent of any Securityholder, the Indenture Trustee or the Owner Trustee.

      SECTION 8.2 Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law and until the payment of all amounts owing or to be distributed hereunder to the Certificateholders, the Indenture Trustee will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with Section 4.6, making withdrawals from the Reserve Account in accordance with Section 4.5(b) and Section 4.7.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

      SECTION 9.1 Amendment. (a) This Agreement may be amended by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders or Certificateholders; provided, however, that (i) such action shall not, as evidenced by either an Opinion of Counsel or an Officer's Certificate delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder and
(ii) the Rating Agency Condition shall be satisfied.

      (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes and (ii) the Certificateholders of Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Certificates (which consent of any holder of a Note or holder of a Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate or the amount required to be on deposit in the Reserve Account, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes and holders of all Certificates. Notwithstanding the foregoing, the Depositor may decrease the Specified Reserve Balance upon satisfaction of the Rating Agency Condition without the consent of any other party hereto or any Noteholder or Certificateholder.

      (c) Prior to the execution of any such amendment the Servicer will provide written notification of the substance of such amendment to each Rating Agency.

      (d) Promptly after the execution of any such amendment, the Servicer shall furnish written notification of the substance of such amendment to each Certificateholder, the Indenture Trustee and each Rating Agency and the Indenture Trustee will provide notification of the substance of such amendment to each Noteholder. It shall not be necessary for the consent of

Noteholders or the Certificateholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

      (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.2(i)(1). The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 9.2 Protection of Title to Trust Property. (a) The Depositor and the Seller shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Depositor or the Seller, as applicable, shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) None of the Depositor, the Seller or the Servicer shall change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Seller or the Depositor in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least 10 days' prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) The Depositor, the Seller and the Servicer shall give the Owner Trustee and the Indenture Trustee at least ten (10) days' prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

      (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each

Receivable and the amounts from time to time deposited in the Collection Account and the Reserve Account in respect of such Receivable.

      (e) The Servicer shall maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

      (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender, or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been conveyed to and is owned by the Issuer and has been pledged to the Indenture Trustee.

      (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Owner Trustee, the Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit, and make copies of and to obtain abstracts from the Servicer's records regarding any Receivable.

      (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

      (i) The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

            (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such Counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest; and

            (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel and subject to customary qualifications and assumptions, all financing statements and continuation statements have been filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
      (B) stating that, in the opinion of such Counsel, no such action shall be necessary to preserve and protect such interest.

      Each Opinion of Counsel referred to in clause (i)(1) or (i)(2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

      (j) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

      SECTION 9.3 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 9.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, over night courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Servicer, at 10750 McDermott Freeway, San Antonio, Texas 78288, Attention:
Mike Broker, Vice President, or at such other address as shall be designated by the Seller or the Servicer in a written notice to the Owner Trustee and the Indenture Trustee, (b) in the case of the Depositor, at 9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230, Attention: Vice President, Legal Counsel,
(c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, Attention: Rita M. Ritrovato, (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, (e) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

      SECTION 9.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer unless (i)(A) the Rating Agency Condition is satisfied and (B) the Indenture Trustee and the Owner Trustee have consented thereto, which consent shall not be unreasonably withheld or (ii) the Owner Trustee, the Indenture Trustee, the Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Notes Outstanding and the Certificateholders of Certificates evidencing not less than 66 2/3% of the Percentage Interests evidenced by the Certificates consent thereto. Any transfer or assignment with respect to the Servicer of all its rights, obligations and duties will not become effective until a successor Servicer has assumed the Servicer's rights, duties and obligations under this Agreement. In the event of a transfer or assignment pursuant to clause (ii) above, the Rating Agencies shall be provided with notice of such transfer or assignment.

      SECTION 9.7 Further Assurances. The Depositor and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement.

      SECTION 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION 9.9 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee and the Owner Trustee and their respective successors and permitted assigns and each of the Indenture Trustee and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

      SECTION 9.10 Actions by Noteholders or Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

      (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

      SECTION 9.11 Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wells Fargo Delaware Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wells Fargo Delaware Trust Company, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

      SECTION 9.12 Savings Clause. It is the intention of the Depositor and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property, conveying good title to the Trust Property from the Depositor to the Issuer. However, in the event that such transfer is deemed to be a pledge or other transfer for security, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right, title and interest in, to and under the Trust Property, and all proceeds thereof, to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law.

                                    ARTICLE X
                             EXCHANGE ACT REPORTING

      SECTION 10.1 Further Assurances. The Indenture Trustee, the Owner Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith. In addition to the information specified below, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Indenture Trustee, the Owner Trustee and the Servicer shall provide the

Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Servicer, the Indenture Trustee and the Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

      SECTION 10.2 Form 10-D Filings. So long as the Depositor is required to file Exchange Act Reports with respect to the Issuer, no later than each Payment Date, each of the Indenture Trustee, the Owner Trustee and the Servicer shall notify (and the Servicer shall cause any Subservicer to notify) the Depositor of any Form 10-D Disclosure Item with respect to such Person, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor. In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, the Servicer shall provide such information which is available to the Servicer, without unreasonable effort or expense regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with
Item 1121 of Regulation AB. Such information shall be provided concurrently with the Statements to Noteholders pursuant to Section 4.9, commencing with the first such report due not less than five Business Days following such request.

      SECTION 10.3 Form 8-K Filings. So long as the Depositor is required to file Exchange Act Reports with respect to the Issuer, each of the Indenture Trustee, the Owner Trustee and the Servicer shall promptly notify the Depositor, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event (in the case of the Owner Trustee, only an event in clause (d) of the definition of "Reportable Event") of which such Person (or in the case of the Owner Trustee and the Indenture Trustee, a Responsible Officer of such Person) has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

      SECTION 10.4 Form 10-K Filings. So long as the Depositor is required to file Exchange Act Reports: (i) if the Item 1119 Parties listed on Appendix B have changed since the Closing Date, no later than March 1 of each year, the Depositor shall provide each of the Indenture Trustee, the Owner Trustee and the Servicer with an updated Appendix B setting forth the Item 1119 Parties and (ii) no later than March 15 of each year, commencing in 2007, the Indenture Trustee, the Owner Trustee and the Servicer shall notify the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure
Item in form and substance reasonably acceptable to the Depositor.

      SECTION 10.5 Report on Assessment of Compliance and Attestation. So long as the Depositor is required to file Exchange Act Reports, on or before March 15 of each calendar year, commencing in 2007:

      (a) The Indenture Trustee shall deliver to the Depositor and the Servicer a report of the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as set forth under Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions) and
Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee and shall at a minimum address each of the Servicing Criteria specified on a certification substantially in the form of Appendix C hereto delivered to the Depositor concurrently with the execution of this Agreement (provided that such certification may be revised after the date of this Agreement as agreed by the Depositor and the Indenture Trustee to reflect any guidance with respect to such criteria from the Commission). To the extent any of the Servicing Criteria are not applicable to the Indenture Trustee, with respect to asset-backed securities transactions taken as a whole involving the Indenture Trustee and that are backed by the same asset type backing the Notes, such report shall include such a statement to that effect. The Indenture Trustee acknowledges and agrees that the Depositor and the Servicer with respect to its duties as the Certifying Person, and each of their respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment and the attestation delivered pursuant to Section 10.5(b) below.

      (b) The Indenture Trustee shall deliver to the Depositor and the Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provisions), Rules 1-02(a)(3) and 2-02(g) of Regulation S-X (or any successor provisions) under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

      (c) The Indenture Trustee shall cause each Reporting Subcontractor to deliver to the Depositor and the Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section. An assessment of compliance provided by a Subcontractor need not address any elements of the Servicing Criteria other than those specified by the Indenture Trustee pursuant to Section 10.5(a).

      (d) In the event the Indenture Trustee or Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to this Section 10.5 with respect to the period of time it was subject to this Agreement or provided services with respect to the Trust or the Receivables.

      SECTION 10.6 Back-up Sarbanes-Oxley Certification. No later than March 15 of each year, beginning in 2007, the Indenture Trustee and the Servicer shall provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person") a certification (each, a "Performance Certification") and shall cause each Reporting Subcontractor, in the form attached hereto as Appendix D (in the case of the Indenture Trustee or a Reporting Subcontractor) and as Appendix E (in the case of the Servicer) on which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. No certifications shall be required under this clause unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust. So long as the Servicer is an Affiliate of the Depositor, the Servicer may, but is not required to deliver the Performance Certificate. In the event that prior to the filing date of the Form 10-K in March of each year, the Indenture Trustee or the Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Indenture Trustee or the Servicer shall promptly notify the Depositor. Each of the Indenture Trustee and the Servicer agrees to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust.

      SECTION 10.7   Use of Subcontractors.

      (a) It shall not be necessary for the Indenture Trustee or the Servicer to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. Each of the Indenture Trustee and the Servicer shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Servicer or the Administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph. As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Indenture Trustee shall cause any such Subcontractor for the benefit of the Depositor to comply with the provisions of Sections 10.5 and 10.6 of this Agreement to the same extent as if such Subcontractor were the Indenture Trustee. The Indenture Trustee shall be responsible for obtaining from each Subcontractor and delivering to the Depositor, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 10.5 and Section 10.6, in each case as and when required to be delivered.

      (b) As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Servicer shall cause any such Subcontractor for the benefit of the Depositor to comply with the provisions of Section 3.10(a)(ii), Section 3.11 and Section 10.6 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Depositor, any assessment of compliance and attestation required to be delivered by such Subcontractor under this Agreement, in each case as and when required to be delivered.

      SECTION 10.8 Representations and Warranties. Each of the Indenture Trustee and the Owner Trustee represents that (i) there are no affiliations, relating to such Person with respect to any 1119 Party, (ii) there are no relationships or transactions with respect to any 1119 Party and such Person that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated under the Basic Documents, and that are material to the investors' understanding of the Notes and (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against such Person, or of which the property of such Person is subject, that is material to the Noteholders.

      SECTION 10.9   Indemnification.

      (a) Each of the Indenture Trustee and the Servicer shall indemnify the Depositor, each affiliate of the Depositor, the Servicer with respect to its duties as Certifying Person or each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

      (i) (A) any untrue statement of a material fact contained or alleged to be contained in (x) with respect to the Indenture Trustee, the servicing criteria assessment provided under this Article X and (y) with respect to the Servicer,
Section 3.10 and Section 3.11 of this Agreement by or on behalf of such Person (with respect to each such party, the "Provided Information"), or (B) the omission or alleged omission to state in the Provided Information a material fact required to be stated in the Provided Information, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the related Provided Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Provided Information or any portion thereof is presented together with or separately from such other information; or

      (ii) with respect to the Indenture Trustee, any failure by the Indenture Trustee to deliver any servicing criteria assessment when and as required under this Article X and with respect to the Servicer, any failure by the Servicer to deliver any information, report, certification, accountant's letter or other material when and as required under Section 3.10, Section 3.11 or Article X, as applicable.

      (b) In the case of any failure of performance described in clause (ii) of this Section, each of the Indenture Trustee and the Servicer shall promptly reimburse the Depositor for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Indenture Trustee or the Servicer, as applicable.

      (c) Each of the Indenture Trustee and the Servicer shall require that any Reporting Subcontractor agree to the provisions of paragraphs (a) and (b) of this Section 10.9, or shall be responsible for all such indemnification, costs or expenses if the Reporting Subcontractor will not agree to such provisions.

      (d) Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for special, indirect or consequential damages of any kind whatsoever, including but not limited to lost profits, even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

      SECTION 10.10 Amendments. In the event the parties to this Agreement desire to further clarify or amend any provision of this Article X, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article X pursuant to Section 9.01, provided such amendment will not require any Opinion of Counsel or satisfaction of the Rating Agency Condition or the consent of any Noteholder or Certificateholder.

      IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                       USAA AUTO OWNER TRUST 2006-4,
                       as Issuer


                       By:   WELLS FARGO DELAWARE TRUST
                             COMPANY,
                             not in its individual capacity but solely as Owner Trustee


                             By: /s/ Ann Roberts Dukart
                                ----------------------------
                             Name:  Ann Roberts Dukart
                             Title: Vice President


                       USAA FEDERAL SAVINGS BANK,
                       as Seller and Servicer


                       By:  /s/ Fritz D. Bohne
                            -------------------------------
                       Name:   Fritz D. Bohne
                       Title:  Vice President, Senior Financial Officer and
                               Treasurer


                       USAA ACCEPTANCE, LLC,
                       as Depositor


                       By: /s/ Edwin T. McQuiston
                           -------------------------------
                       Name:  Edwin T. McQuiston
                       Title: Vice President



                          Sale and Servicing Agreement

Accepted and agreed:

THE BANK OF NEW YORK,
   not in its individual capacity
   but solely as Indenture Trustee

By: /s/ Suhrita Das
    -------------------------------
   Name: Suhrita Das
   Title: Assistant Vice President

WELLS FARGO DELAWARE TRUST COMPANY,
   not in its individual capacity
   but solely as Owner Trustee

By: /s/ Ann Roberts Dukart
    -------------------------------
   Name:  Ann Roberts Dukart
   Title: Vice President



                          Sale and Servicing Agreement

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                      [On File with the Indenture Trustee]

                                  SCHEDULE B-1

                          Location of Receivable Files


c/o USAA Federal Savings Bank
10750 McDermott Freeway
San Antonio, TX 78288

                                  SCHEDULE B-2

                          Location of Lien Certificates


FDI Consulting, Inc.
1610 Arden Way, Suite 145
Sacramento, CA 95815

                                  Appendix A

                             DEFINITIONS AND USAGE

      The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

      (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

      (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

      The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" and its variations shall be deemed to be followed by "without limitation."

      The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

      Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                  Definitions

      "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.


                                 Appendix A-1

      "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

      "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

      "Administration Agreement" shall mean the Administration Agreement, dated as of November 21, 2006, by and among the Administrator, the Issuer and the Indenture Trustee.

      "Administrator" shall mean the Bank, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

      "Advance" shall mean the amount of interest, as of a Determination Date, which the Servicer is required to advance on the Receivables pursuant to
Section 4.4(a) of the Sale and Servicing Agreement.

      "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

      "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

      "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

      "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable: (a) a State in which the Owner Trustee maintains its Corporate Trust Office and (b) the State of Texas.

      "Authenticating Agent" shall have the meaning specified in Section 2.14 of the Indenture or 3.14 of the Trust Agreement, as applicable.

      "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a


                                 Appendix A-2
particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture or the Trust Agreement, as applicable, and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

      "Available Collections" shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment
Date: (i) all payments collected with respect to Receivables; (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in prior Collection Periods in accordance with the Servicer's customary servicing procedures; (iii) all Advances made by the Servicer of interest due on the Receivables; (iv) the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; and (v) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided however, that in calculating the Available Collections the following will be excluded: (i) amounts received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance on such Receivable and the amount received exceeds the accrued and unpaid interest on such Receivable that has not been advanced; (ii) amounts received on any of the Receivables to the extent that the Servicer has previously made an unreimbursed Advance on a Receivable which is not recoverable from collections on the particular Receivable; (iii) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in Available Funds in a prior Collection Period; (iv) Liquidation Proceeds with respect to a Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Advances; and (v) amounts constituting the Supplemental Servicing Fee.

      "Available Funds" shall mean, for any Payment Date, the sum of the Available Collections for such Payment Date and the Reserve Account Excess Amount for such Payment Date; provided that, in the event of a Special Payment Date, a portion of the Available Funds for the December 2007 Payment Date shall be distributed from the Collection Account and the Principal Distribution Account on the Special Payment Date as provided in Section 4.6(e) of the Sale and Servicing Agreement and the remaining Available Funds shall be distributed on the December 2007 Payment Date as provided in Section 4.6(b) and Section 4.6(c) of the Sale and Servicing Agreement.

      "Average Delinquency Ratio" shall mean, for any Payment Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

   "Average Delinquency Ratio Test" shall mean, for a Payment Date occurring in a month specified in the table below, a test that will be met if the Average Delinquency Ratio for such Payment Date is less than the percentage specified opposite such Payment Date:

        Payment Date                    Percentage
        ------------                    ----------
        November 2008                      0.25%
        May 2009                           0.30%


                                 Appendix A-3

      "Bank" shall mean USAA Federal Savings Bank, a federally chartered savings association.

      "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

      "Basic Documents" shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Administration Agreement, the Underwriting Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

      "Benefit Plan" or "Benefit Plan Investor" shall mean (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), that is subject to the provisions of Title I of ERISA, (b) any "plan" described in Section 4975(e)(1) of the Code, and (c) any entity whose underlying assets included plan assets by reason of a plan's investment in the entity.

      "Book-Entry Note" shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, in each case issued in book-entry form.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware or the State of Texas are authorized by law, regulation or executive order to be closed.

      "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

      "Certificateholder" or "holder of a Certificate" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

      "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

      "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement and shall initially be the Owner Trustee.

      "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.4 of the Trust Agreement.

      "Certificates" shall mean the asset backed Certificates evidencing the beneficial interest of a Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                                 Appendix A-4

      "Certification Party" shall have the meaning set forth in Section 10.6 of the Sale and Servicing Agreement.

      "Certifying Person" shall have the meaning set forth in Section 10.6 of the Sale and Servicing Agreement.

      "Class" shall mean a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes or the Class B Notes.

      "Class A Noteholder" shall mean any holder of a Class A Note.

      "Class A Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class A Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Payment Date, to the extent permitted by law, at the respective Note Interest Rates borne by such Class A Notes for the related Interest Period.

      "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes at the respective Note Interest Rate for such Class in accordance with its terms on the outstanding principal amount of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Notes of such Class on or prior to such preceding Payment Date.

      "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

      "Class A-1 Final Scheduled Payment Date" shall mean the Special Payment Date.

      "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
Note is registered on the Note Register.

      "Class A-1 Notes" shall mean the $433,000,000 aggregate initial principal amount Class A-1 5.34% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

      "Class A-1 Rate" shall mean 5.34% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed in the applicable Interest Period divided by 360 for all purposes of the Basic Documents.

      "Class A-2 Final Scheduled Payment Date" shall mean the November 2009 Payment Date.

      "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2
Note is registered on the Note Register.


                                 Appendix A-5

      "Class A-2 Notes" shall mean the $474,000,000 aggregate initial principal amount Class A-2 5.16% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

      "Class A-2 Rate" shall mean 5.16% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Class A-3 Final Scheduled Payment Date" shall mean the June 2011 Payment Date.

      "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
Note is registered on the Note Register.

      "Class A-3 Notes" shall mean the $452,000,000 aggregate initial principal amount Class A-3 5.01% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

      "Class A-3 Rate" shall mean 5.01% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Class A-4 Final Scheduled Payment Date" shall mean the October 2012 Payment Date.

      "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered on the Note Register.

      "Class A-4 Notes" shall mean the $262,486,000 aggregate initial principal amount Class A-4 4.98% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

      "Class A-4 Rate" shall mean 4.98% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Class B Final Scheduled Payment Date" shall mean the June 2013 Payment Date.

      "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.

      "Class B Noteholders' Interest Carryover Shortfall" shall mean, for any Payment Date, the excess of the Accrued Class B Note Interest for the preceding Payment Date over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Noteholders of Class B Notes on the preceding Payment Date, to the extent permitted by law, at the Class B Rate borne for the related Interest Period.

      "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class B Notes

                                 Appendix A-6
at the Class B Rate for such Class in accordance with its terms on the outstanding principal amount of the Class B Notes on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the holders of the Class B Notes on or prior to such preceding Payment Date.

      "Class B Notes" shall mean the $45,852,019 aggregate initial principal amount Class B 5.26% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

      "Class B Rate" shall mean 5.26% per annum. Interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

      "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

      "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" shall mean November 21, 2006.

      "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

      "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

      "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

      "Collection Period" shall mean, with respect to the first Payment Date, the period from and including the Cut-off Date to and including November 30, 2006 and, with respect to each subsequent Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs.

      "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

      "Commission" shall mean the Securities and Exchange Commission.

      "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust hereunder.

      "Controlling Class" shall mean the Class A Notes voting together as a single class until they are paid in full; thereafter the Class B Notes will be the controlling class.


                                 Appendix A-7

      "Controlling Person" shall mean a Person, other than a Benefit Plan Investor, that has discretionary authority or control with respect to the assets of the Trust or who provides investment advice for a direct or indirect fee with respect to those assets, or any affiliate of such a Person.

      "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 919 North Market Street, Suite 700, Wilmington, Delaware 19801 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture Trustee, the principal corporate trust office of the Indenture Trustee located at 101 Barclay Street, 4 West, New York, New York 10286, Attention: Corporate Trust Administration--USAA 2006-4 or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

      "Cumulative Net Loss Ratio" shall mean, for any Payment Date, the ratio, expressed as a percentage, of (a) the sum of the excess of Realized Losses over Recoveries for each Collection Period since the Cut-off Date through the last day of the related Collection Period, to (b) the Pool Balance as of the Cut-off Date.

      "Cumulative Net Loss Ratio Test" shall mean, for a Payment Date occurring in a month specified in the table below, a test that will be met if the Cumulative Net Loss Ratio for such Payment Date is less than the percentage specified opposite such Payment Date:

        Payment Date                     Percentage
        ------------                     ----------
        November 2008                      0.55%
        May 2009                           0.65%

      "Cut-off Date" shall mean November 1, 2006.

      "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      "Defaulted Receivable" shall mean a Receivable (i) that the Servicer determines is unlikely to be paid in full or (ii) with respect to which at least 5% of a Scheduled Payment is 120 or more days delinquent as of the end of a calendar month.

      "Definitive Certificates" shall have the meaning specified in Section
3.13 of the Trust Agreement.

      "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

      "Delinquency Ratio" means, for any Collection Period, the ratio, expressed as a percentage, of (a) the Principal Amount of all outstanding Receivables (other than Purchased


                                 Appendix A-8

Receivables and Defaulted Receivables) that are 60 or more days delinquent as of the end of such Collection Period, determined in accordance with the Servicer's customary practices, plus Receivables as to which the related Financed Vehicle has been repossessed but not sold (other than Purchased Receivables and Defaulted Receivables), to (b) the Pool Balance as of the last day of such Collection Period.

      "Depositor" shall mean USAA Acceptance, LLC, a Delaware limited liability company.

      "Determination Date" shall mean, with respect to any Collection Period, the second Business Day immediately preceding the Payment Date following such Collection Period; provided, however, if any Class A-1 Notes are Outstanding after the Payment Date in November 2007, the Determination Date for the December 2007 Payment Date shall mean, the second Business Day immediately preceding the Special Payment Date.

      "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Eligible Deposit Account" shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

      "Eligible Institution" shall mean either (i) the corporate trust department of the Indenture Trustee or the Owner Trustee, as applicable; or
(ii) a depository institution organized under the laws of the U.S. or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and "Baa3" by Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of "A-1+" by Standard & Poor' and "Prime-1" by Moody's and (2) whose deposits are insured by the FDIC.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "Event of Default" shall have the meaning specified in Section 5.1 of the Indenture.

      "Event of Servicing Termination" shall mean an event specified in
Section 7.1 of the Sale and Servicing Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Exchange Act Reports" shall mean any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust under the Exchange Act.

      "Executive Officer" shall mean, with respect to any corporation or depository institution, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President,


                                 Appendix A-9

Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

      "FDIC" shall mean the Federal Deposit Insurance Corporation.

      "Final Scheduled Payment Date" shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, and (v) the Class B Notes, the Class B Final Scheduled Payment Date.

      "Financed Vehicle" shall mean a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

      "First Priority Principal Payment" shall mean, for each Payment Date, a payment of principal equal to the excess, if any, of the aggregate principal amount of the Class A Notes (before giving effect to any payments on that Payment Date) over the Pool Balance at the end of the related Collection Period.

      "Form 10-D Disclosure Item" shall mean with respect to any Person, any litigation or governmental proceedings pending against such Person, or any of the Trust, the Depositor, the Indenture Trustee, the Owner Trustee or the Servicer if such Person or in the case of the Owner Trustee or Indenture Trustee, a Responsible Officer of such Person, has actual knowledge thereof, in each case that would be material to the noteholders.

      "Form 10-K Disclosure Item" shall mean with respect to any Person, (a) any Form 10-D Disclosure Item and (b) any affiliations or relationships between such Person and any Item 1119 Party to the extent a Responsible Officer of such Person (in the case of the Indenture Trustee and the Owner Trustee) has actual knowledge thereof.

      "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

      "Indemnified Parties" shall have the meaning assigned to such term in
Section 7.2 of the Trust Agreement.

      "Indenture" shall mean the Indenture, dated as of November 21, 2006, by and between the Trust and the Indenture Trustee, as supplemented from time to time.

                                 Appendix A-10

      "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

      "Indenture Trustee" shall mean The Bank of New York, a banking corporation organized under the laws of the State of New York, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

      "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser, firm of certified public accountants or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

      "Initial Pool Balance" shall mean $1,667,338,019.82.

      "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below,
(vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

      "Interest Period" shall mean, with respect to any Payment Date (i) with respect to the Class A-1 Notes, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding the following Payment Date and (ii) with respect to each Class of Notes (other than the Class A-1 Notes) and the Certificates, from and including the Closing Date (in the case of the


                                 Appendix A-11
first Payment Date) or from and including the 15th day of the calendar month preceding each Payment Date to but excluding the 15th day of the calendar month of such Payment Date.

      "IRS" shall mean the Internal Revenue Service.

      "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

      "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

      "Item 1119 Party" shall mean the Depositor, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee and any other material transaction party, as identified in Appendix C to the Sale and Servicing Agreement.

      "Investment Letter" shall have the meaning specified in Section 3.4(b) of the Trust Agreement.

      "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

      "Lien Certificate" shall mean the notice or other document referenced in clause (iii) of the description of the Receivable Files.

      "Liquidation Proceeds" shall mean with respect to any Receivable (a) insurance proceeds received by the Servicer and (b) monies collected by the Servicer on a Defaulted Receivable from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, net of any payments required by law to be remitted to the Obligor and net of all reasonable expenses incurred by the Servicer in converting to cash the Financed Vehicle securing such Defaulted Receivable.

      "Monthly Remittance Condition" shall mean either (a) the Servicer obtains a short-term certificate of deposit rating of the Servicer from Standard & Poor's and Moody's of "A-1+" and "Prime-1," respectively, or (b) the Servicer provides the Indenture Trustee with a letter from each Rating Agency to the effect that the current ratings assigned to the Securities by such Rating Agency will not be adversely affected by the remittance of Collections on a monthly, rather than a daily, basis.

      "Moody's" shall mean Moody's Investors Service, Inc.

      "Note Depository Agreement" shall mean the Letter of Representations, dated as of November 20, 2006 by and between the Issuer and The Depository Trust Company regarding the Notes and Certificates.

      "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate or the Class B Rate, as applicable.


                                 Appendix A-12

      "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

      "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure calculated by the Servicer and equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

      "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

      "Noteholder" or "holder of a Note" shall mean the Person in whose name a
Note is registered on the Note Register.

      "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, collectively.

      "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

      "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Depositor, the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Depositor or the Servicer, as applicable.

      "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

      "Optional Purchase Percentage" shall mean 10%.

      "Outstanding" shall mean with respect to the Securities, as of the date of determination, all Securities theretofore authenticated and delivered under the Indenture or the Trust Agreement, as applicable, except:


                                 Appendix A-13

                  (a) Securities theretofore (i) cancelled by the Note
            Registrar or the Certificate Registrar, as applicable, or (ii) delivered to the Note Registrar or the Certificate Registrar, as applicable, for cancellation;

                  (b) Securities or portions thereof the payment for which
            money in the necessary amount has been theretofore deposited with
            (i)in the case of the Notes, the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee) or (ii) in the case of the Certificates, the Owner Trustee or any Certificate Paying Agent in trust for the Certificateholders of such Certificates (provided, however, that if such Certificates are to be prepaid, notice of such prepayment has been duly given pursuant to the Trust Agreement or provision for such notice has been made, satisfactory to the Owner Trustee); and

                  (c) Securities in exchange for or in lieu of which other
            Securities have been authenticated and delivered pursuant to the Indenture or the Trust Agreement, as applicable, unless proof satisfactory to the Indenture Trustee or the Owner Trustee, as applicable, is presented that any such Securities are held by a protected purchaser;

provided, that in determining whether the holders of Notes or Certificates evidencing the requisite principal amount of the Notes Outstanding or Certificates Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or Owner Trustee, as applicable, shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only (i) Notes that a Responsible Officer of the Indenture Trustee knows to be so owned and (ii) Certificates that a Responsible Officer of the Owner Trustee knows to be so owned, shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Securities, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Securities, such Securities shall be deemed to be Outstanding. Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons. Certificates owned by the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.


                                 Appendix A-14

      "Outstanding Advances" on the Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Advances as reduced as provided in Section 4.4(a) of the Sale and Servicing Agreement.

      "Owner Trustee" shall mean Wells Fargo Delaware Trust Company, a Delaware limited purpose trust company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

      "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

      "Payment Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day; provided, however, if any Class A-1 Notes are Outstanding after the Payment Date in November 2007, Payment Date shall also mean, in the context of the date for final payment of the Class A-1 Notes and the Interest Period for the Class A-1 Notes from the November 2007 Payment Date to but excluding such final Payment Date, the Special Payment Date.

      "Percentage Interest" shall mean, as to any Certificate, the percentage interest, specified on the face thereof, in the distributions on the Certificates pursuant to the Trust Agreement.

      "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Payment Date (or in the case of the Special Payment Date, the portion of such funds needed to make the final payment on the Class A-1 Notes shall not have maturities later than the Business Day immediately prior to the Special Payment Date) which evidence:

                  (a) direct non-callable obligations of, and obligations
            fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of
            deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;


                                 Appendix A-15

                  (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository
            institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

                  (g) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted Investment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

      "Person" shall mean any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in Section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or otherwise.

      "Pool Balance" shall mean on any date of determination, the aggregate outstanding Principal Balance of the Receivables (exclusive of Purchased Receivables and Defaulted Receivables) as of such date of determination.

      "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance at that time divided by the Initial Pool Balance.

      "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

      "Preliminary Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

      "Prepayment Date" shall mean with respect to a prepayment of the Notes pursuant to Section 10.1(a) of the Indenture, the Payment Date specified by the Servicer pursuant to Section 10.1(a) or (b) of the Indenture, as applicable.

                                 Appendix A-16

      "Prepayment Price" shall mean in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

      "Principal Balance" of a Receivable, as of any date of determination, shall mean the Amount Financed minus that portion of all payments actually received on or prior to such date allocable to principal.

      "Principal Distribution Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

      "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

      "Prospectus" shall have the meaning specified in the Underwriting
Agreement.

      "Prospectus Supplement" shall have the meaning specified in the Underwriting Agreement.

      "Purchase Amount" with respect to a Purchased Receivable shall mean the sum, as of the last day of the related Collection Period, of the Principal Balance thereof plus the accrued interest thereon at the weighted average of the Note Interest Rates and the Class B Rate through the end of the related Collection Period.

      "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement, by the Seller pursuant to Section 2.3 of the Sale and Servicing Agreement or by the Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement.

      "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Depositor to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

      "Rating Agency Condition" shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Servicer, the Depositor, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current ratings of the Notes or the Certificates.

      "Realized Losses" shall mean, for any Collection Period and for each Receivable that became a Defaulted Receivable during such Collection Period, the excess of the Principal Balance of each such Receivable over Liquidation Proceeds received with respect to such Receivable during such Collection Period, to the extent allocable to principal.

                                 Appendix A-17

      "Receivable" shall mean a motor vehicle installment loan contract listed on Schedule A to the Receivables Purchase Agreement and all proceeds thereof and payments thereunder, which Receivable shall not have been released by the Indenture Trustee and the Owner Trustee from the Trust.

      "Receivable Files" shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

      "Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement, dated as of November 1, 2006, by and between the Bank, as seller, and the Depositor, as purchaser.

      "Record Date" shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Security, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

      "Recoveries" shall mean, with respect to any Collection Period, all amounts received by the Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.

      "Registered Noteholder" shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

      "Registration Statement" shall mean Registration Statement No. 333-131356 filed by the Depositor with the Securities and Exchange Commission as of the applicable effective date as to each part of the Registration Statement pursuant to Rule 430B(f)(2).

      "Regular Principal Distribution Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the sum of the aggregate principal amount of the Notes for such Payment Date (before giving effect to any payments on that Payment Date) over (b) the Pool Balance at the end of the related Collection Period.

      "Regulation AB" shall mean subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

      "Reportable Event" shall mean any event required to be reported on Form 8-K, and in any event, the following:

                                 Appendix A-18

      (a) entry into a definitive agreement related to the Trust, the Notes or the Receivables, or an amendment to a Basic Document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (b) termination of a Basic Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

      (c) with respect to the Servicer only, the occurrence of a Servicing Termination Event or an Event of Default;

      (d) the resignation, removal, replacement, substitution of the Indenture Trustee, the Owner Trustee or any Co-Trustee;

      (e) with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture; and

      (f) with respect to the Servicer only, if the Servicer becomes aware of any bankruptcy or receivership of the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, any enhancement or support provider contemplated by Item 1114(b) or 1115 of Regulation AB, or other material party contemplated by Item 1101(d)(1) of Regulation AB.

      "Reporting Subcontractor" shall mean with respect to the Indenture Trustee, any Subcontractor determined by such Person pursuant to Section 10.7 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

      "Representatives" shall mean Barclays Capital Inc. and Deutsche Bank Securities Inc., as representatives of the several Underwriters.

      "Repurchase Event" shall have the meaning specified in Section 7.02 of the Receivables Purchase Agreement.

      "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of "Prime-1" by Moody's and (ii) short-term unsecured debt obligations of "A-1+" by Standard & Poor's; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

      "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.7(a) of the Sale and Servicing Agreement.

      "Reserve Account Property" shall have the meaning specified in Section 4.7(a) of the Sale and Servicing Agreement.

                                 Appendix A-19

      "Reserve Account Excess Amount" shall mean, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the amount of cash or other immediately available funds in the Reserve Account on such Payment Date (prior to giving effect to any withdrawals therefrom relating to such Payment
Date) over (ii) the Specified Reserve Balance with respect to such Payment
Date.

      "Reserve Initial Deposit" shall mean $8,336,690.10.

      "Rule 144 A Letter" shall have the meaning specified in Section 3.4(b) of the Trust Agreement.

      "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of November 1, 2006, by and among the Trust, as issuer, the Depositor, and the Bank, as seller and servicer.

      "Schedule of Receivables" shall mean the list of Receivables attached as Schedule A to the Receivables Purchase Agreement, the Sale and Servicing Agreement and the Indenture (which Schedules may be in the form of microfiche, disk or other means acceptable to the Indenture Trustee).

      "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

      "Secretary of State" shall mean the Secretary of State of the State of Delaware.

      "Securities" shall mean the Notes and the Certificates, collectively.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Securityholders" shall mean the Noteholders and the Certificateholders, collectively.

      "Seller" shall mean the Bank as the seller of the Receivables under the Receivables Purchase Agreement and each successor to the Bank.

      "Servicer" shall mean the Bank as the servicer of the Receivables under the Sale and Servicing Agreement, and each successor to the Bank (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

      "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to
Section 3.9 of the Sale and Servicing Agreement.

      "Servicing Criteria" shall mean the "servicing criteria" set forth in
Item 1122(d) of Regulation AB.

                                 Appendix A-20

      "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

      "Servicing Fee Rate" shall mean 0.50% per annum.

      "Similar Laws" shall mean federal, state or local laws that impose requirements similar to Section 406 of ERISA or Section 4975 of the Code.

      "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

      "Special Payment Date" shall mean December 13, 2007, with respect to the Class A-1 Notes only, if any of the Class A-1 Notes are Outstanding after the Payment Date in November 2007.

      "Specified Reserve Balance" shall mean for a Payment Date the greater of
(a) 0.75% of the Pool Balance as of the last day of the related Collection Period and (b) 0.50% of the Pool Balance as of the Cut-off Date, but in any event shall not be greater than the sum of the aggregate principal balance of the Outstanding Notes as of the current Payment Date; provided, however, if
(i) the Specified Reserve Reduction Trigger is met on the Payment Date in November 2008, the percentage in clause (b) will be reduced to 0.25% on such Payment Date and shall remain at such percentage for each Payment Date thereafter; or (ii) the Specified Reserve Reduction Trigger is met on the Payment Date in May 2009, the percentage in clause (b) will be reduced to 0.25% on such Payment Date (regardless of whether the Specified Reserve Reduction Trigger was met on the Payment Date in November 2008) and shall remain at such percentage for each Payment Date thereafter. The percentage in clause (b) will not be reduced in May 2009 if it was reduced in November 2008. The Specified Reserve Balance may be reduced to a lesser amount as determined by the Depositor, if each of Moody's and Standard & Poor's shall have confirmed in writing to the Indenture Trustee that such action will not result in a withdrawal or reduction in any of its ratings of the Notes.

      "Specified Reserve Reduction Trigger" shall mean a test that will be met if the Average Delinquency Ratio Test and the Cumulative Net Loss Ratio Test for the Payment Date in November 2008 or in May 2009 are met.

      "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "State" shall mean any state or commonwealth of the United States of America, or the District of Columbia.

      "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

                                 Appendix A-21

      "Subcontractor" shall mean any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Indenture Trustee.

      "Successor Servicer" shall mean an institution appointed as successor Servicer pursuant to Section 7.2 of the Sale and Servicing Agreement.

      "Supplemental Servicing Fee" shall mean the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

      "Total Required Payment" shall mean, with respect to any Payment Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued Class B
Note Interest and the Regular Principal Distribution Amount; provided, however, that on any Final Scheduled Payment Date the amount required to be paid pursuant to Section 4.6(c)(vi) of the Sale and Servicing Agreement shall be included in the Total Required Payment; provided, further, that following the occurrence and during the continuation of an Event of Default, on any Payment Date until the Payment Date on which the outstanding principal amount of all the Securities has been paid in full, the Total Required Payment shall mean the sum of the fees, expenses and indemnification of the Indenture Trustee and the Owner Trustee, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Class A Note Interest, the Accrued Class B Note Interest and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

      "Transfer Date" shall mean the Closing Date.

      "Transferor Certificate" shall have the meaning specified in Section 3.4(b) of the Trust Agreement.

      "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

      "Trust" shall mean USAA Auto Owner Trust 2006-4, a Delaware statutory trust governed by the Trust Agreement.

      "Trust Accounts" shall have the meaning specified in Section 4.7(a) of the Sale and Servicing Agreement.

      "Trust Agreement" shall mean the Amended and Restated Trust Agreement of the Trust dated as of November 21, 2006, by and between the Depositor and the Owner Trustee, as amended and/or restated from time to time.

      "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

                                 Appendix A-22

      "Trust Property" shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles;
(iv) rights to receive proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) all of the Seller's rights to the Receivable Files; (vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) the Receivables Purchase Agreement;
(viii) payments and proceeds with respect to the Receivables held by the Servicer; (ix) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (x) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (xi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

      "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

      "Underwriters" shall mean the underwriters named in Schedule I to the Underwriting Agreement.

      "Underwriting Agreement" shall mean the Underwriting Agreement, dated November 14, 2006 among the Seller, the Depositor and the Representatives.

      "Underwritten Securities" shall mean the Notes.


                                 Appendix A-23

                                   APPENDIX B


                                Item 1119 Parties



USAA Auto Owner Trust 2006-4
USAA Acceptance, LLC
USAA Federal Savings Bank
Wells Fargo Delaware Trust Company
The Bank of New York


                                  Appendix B-1

                                   APPENDIX C


                  Minimum Servicing Criteria to be Addressed in
                       Assessment of Compliance Statement


            The assessment of compliance to be delivered by the [Trustee] [Servicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

----------------------------------------------------------------------------------------------------------------------
Reg AB Reference               Servicing Criteria                                 Applicable Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------
                               Policies and procedures are instituted to
                               monitor any performance or other triggers and
                               events of default in accordance with the
1122(d)(1)(i)                  transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               If any material servicing activities are
                               outsourced to third parties, policies and
                               procedures are instituted to monitor the third
                               party's performance and compliance with such
1122(d)(1)(ii)                 servicing activities.
----------------------------------------------------------------------------------------------------------------------
                               Any requirements in the transaction agreements
                               to maintain a back-up servicer for the Pool
1122(d)(1)(iii)                Assets are maintained.
----------------------------------------------------------------------------------------------------------------------
                               A fidelity bond and errors and omissions policy
                               is in effect on the party participating in the
                               servicing function throughout the reporting
                               period in the amount of coverage required by and
                               otherwise in accordance with the terms of the
1122(d)(1)(iv)                 transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------
                               Payments on pool assets are deposited into the
                               appropriate custodial bank accounts and related
                               bank clearing accounts no more than two business
                               days following receipt, or such other number of
1122(d)(2)(i)                  days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Disbursements made via wire transfer on behalf
                               of an obligor or to an investor are made only by
1122(d)(2)(ii)                 authorized personnel.
----------------------------------------------------------------------------------------------------------------------
                               Advances of funds or guarantees regarding
                               collections, cash flows or distributions, and
                               any interest or other fees charged for such
                               advances, are made, reviewed and approved as
1122(d)(2)(iii)                specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               The related accounts for the transaction, such
                               as cash reserve accounts or accounts established
                               as a form of over collateralization, are
                               separately maintained (e.g., with respect to
                               commingling of cash) as set forth in the
1122(d)(2)(iv)                 transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Each custodial account is maintained at a
                               federally insured depository institution as set
                               forth in the transaction agreements. For
                               purposes of this criterion, "federally insured
                               depository institution" with respect to a
                               foreign financial institution means a foreign
                               financial institution that meets the
                               requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)                  Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------


                                  Appendix C-1


----------------------------------------------------------------------------------------------------------------------
Reg AB Reference               Servicing Criteria                                 Applicable Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
                               Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)                 unauthorized access.
----------------------------------------------------------------------------------------------------------------------
                               Reconciliations are prepared on a monthly basis
                               for all asset-backed securities related bank
                               accounts, including custodial accounts and
                               related bank clearing accounts. These
                               reconciliations are (A) mathematically accurate;
                               (B) prepared within 30 calendar days after the
                               bank statement cutoff date, or such other number
                               of days specified in the transaction agreements;
                               (C) reviewed and approved by someone other than
                               the person who prepared the reconciliation; and
                               (D) contain explanations for reconciling items.
                               These reconciling items are resolved within 90
                               calendar days of their original identification,
                               or such other number of days specified in the
1122(d)(2)(vii)                transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Investor Remittances and Reporting
----------------------------------------------------------------------------------------------------------------------
                               Reports to investors, including those to be
                               filed with the Commission, are maintained in
                               accordance with the transaction agreements and
                               applicable Commission requirements. Specifically,
                               such reports (A) are prepared in accordance with
                               timeframes and other terms set forth in the
                               transaction agreements; (B) provide information
                               calculated in accordance with the terms specified
                               in the transaction agreements; (C) are filed with
                               the Commission as required by its rules and
                               regulations; and (D) agree with investors' or the
                               trustee's records as to the
                               total unpaid principal balance and number of Pool
1122(d)(3)(i)                  Assets serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
                               Amounts due to investors are allocated and
                               remitted in accordance with timeframes,
                               distribution priority and other terms set forth
1122(d)(3)(ii)                 in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Disbursements made to an investor are posted
                               within two business days to the Servicer's
                               investor records, or such other number of days
1122(d)(3)(iii)                specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Amounts remitted to investors per the investor
                               reports agree with cancelled checks, or other
1122(d)(3)(iv)                 form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------------------
                               Pool Asset Administration
----------------------------------------------------------------------------------------------------------------------
                               Collateral or security on pool assets is
                               maintained as required by the transaction
1122(d)(4)(i)                  agreements or related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
                               Pool assets  and related documents are
                               safeguarded as required by the transaction
1122(d)(4)(ii)                 agreements
----------------------------------------------------------------------------------------------------------------------
                               Any additions, removals or substitutions to the
                               asset pool are made, reviewed and approved in
                               accordance with any conditions or requirements
1122(d)(4)(iii)                in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Payments on pool assets, including any payoffs,
                               made in accordance with the related pool asset
                               documents are posted to the Servicer's obligor
                               records maintained no more than two business
                               days after receipt, or such other number of days
                               specified in the transaction agreements, and
                               allocated to principal, interest or other items
                               (e.g., escrow) in accordance with the related
1122(d)(4)(iv)                 pool asset documents.
----------------------------------------------------------------------------------------------------------------------


                                  Appendix C-2


----------------------------------------------------------------------------------------------------------------------
Reg AB Reference               Servicing Criteria                                 Applicable Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
                               The Servicer's records regarding the pool assets
                               agree with the Servicer's records with respect
1122(d)(4)(v)                  to an obligor's unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
                               Changes with respect to the terms or status of an
                               obligor's pool assets (e.g., loan modifications
                               or re-agings) are made, reviewed and approved by
                               authorized personnel in accordance with the
                               transaction agreements and
1122(d)(4)(vi)                 related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
                               Loss mitigation or recovery actions (e.g.,
                               forbearance plans, modifications and deeds in
                               lieu of foreclosure, foreclosures and
                               repossessions, as applicable) are initiated,
                               conducted and concluded in accordance with the
                               timeframes or other requirements established by
1122(d)(4)(vii)                the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Records documenting collection efforts are
                               maintained during the period a pool asset is
                               delinquent in accordance with the transaction
                               agreements. Such records are maintained on at
                               least a monthly basis, or such other period
                               specified in the transaction agreements, and
                               describe the entity's activities in monitoring
                               delinquent pool assets including, for example,
                               phone calls, letters and payment rescheduling
                               plans in cases where delinquency is deemed
1122(d)(4)(viii)               temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------
                               Adjustments to interest rates or rates of return
                               for pool assets with variable rates are computed
1122(d)(4)(ix)                 based on the related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
                               Regarding any funds held in trust for an obligor
                               (such as escrow accounts): (A) such funds are
                               analyzed, in accordance with the obligor's pool
                               asset documents, on at least an annual basis, or
                               such other period specified in the transaction
                               agreements; (B) interest on such funds is paid,
                               or credited, to obligors in accordance with
                               applicable pool asset documents and state laws;
                               and (C) such funds are returned to the obligor
                               within 30 calendar days of full repayment of the
                               related pool assets, or such other number of days
1122(d)(4)(x)                  specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Payments made on behalf of an obligor (such as
                               tax or insurance payments) are made on or before
                               the related penalty or expiration dates, as
                               indicated on the appropriate bills or notices
                               for such payments, provided that such support
                               has been received by the servicer at least 30
                               calendar days prior to these dates, or such
                               other number of days specified in the transaction
1122(d)(4)(xi)                 agreements.
----------------------------------------------------------------------------------------------------------------------
                                Any late payment penalties in connection with
                               any payment to be made on behalf of an obligor
                               are paid from the Servicer's funds and not
                               charged to the obligor, unless the late payment
1122(d)(4)(xii)                was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
                               Disbursements made on behalf of an obligor are
                               posted within two business days to the obligor's
                               records maintained by the servicer, or such
                               other number of days specified in the
1122(d)(4)(xiii)               transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                  Appendix C-3


----------------------------------------------------------------------------------------------------------------------
Reg AB Reference               Servicing Criteria                                 Applicable Servicing Criteria
----------------------------------------------------------------------------------------------------------------------
                               Delinquencies, charge-offs and uncollectible
                               accounts are recognized and recorded in
1122(d)(4)(xiv)                accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                               Any external enhancement or other support,
                               identified in Item 1114(a)(1) through (3) or
                               Item 1115 of Regulation AB, is maintained as set
1122(d)(4)(xv)                 forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                              [THE BANK OF NEW YORK] [USAA FEDERAL SAVINGS BANK]


                               By:________________________________
                               Name:
                               Title:


                               Date: _________________________




                                  Appendix C-4

                                   APPENDIX D


                        Form of Performance Certification


                                  CERTIFICATION


      Re:   USAA Auto Owner Trust 2006-4
            ----------------------------


      The undersigned [Indenture Trustee] [Reporting Subcontractor] hereby certifies to the [ ] and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:


      1. The [Indenture Trustee] [Reporting Subcontractor] has reviewed the information and reports provided by it to the Depositor and the Servicer pursuant to the Sale and Servicing Agreement with respect to the servicing criteria assessment under Section 10.5 of the Sale and Servicing Agreement (the "Information");


      2. Based on the [Indenture Trustee] [Reporting Subcontractor]'s knowledge, the Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required in the Information and necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period covered by the 10-K report; and


      3. The servicing criteria assessment required to be provided by the [Indenture Trustee] [Reporting Subcontrator] pursuant to the Agreement, has been provided to the Depositor and the Servicer. Any material instance of noncompliance with the applicable Servicing Criteria has been disclosed in such report.


      [4. Any assessment of compliance with servicing criteria required to be provided by any Reporting Subcontractor of the Indenture Trustee have been provided by such Reporting Subcontractor.]


                                  Appendix D-1

      Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement dated as of November 1, 2006 among USAA Federal Savings Bank, as Seller and Servicer, USAA Auto Owner Trust 2006-4 and USAA Acceptance, LLC.



                                    [THE BANK OF NEW YORK, not in its individual capacity but solely as Indenture Trustee] [REPORTING SUBCONTRACTOR]


                                    By:________________________________
                                    Name:
                                    Title:


                                    Date: _________________________


                                  Appendix D-2

                                   APPENDIX E

                        Form of Performance Certification

                                  CERTIFICATION

      Re:   USAA Auto Owner Trust 2006-4
            ----------------------------

      The undersigned Servicer hereby certifies to the [ ] and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Servicer and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Receivables by the Servicer during 200[ ] that were delivered by the Servicer to the Indenture Trustee pursuant to the Agreement (collectively, the "Servicer Servicing Information");

      2. Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

      3. Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Indenture Trustee;

      4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Sale and Servicing Agreement dated November 1, 2006 among USAA Auto Owner Trust 2006-4, USAA Acceptance, LLC and USAA Federal Savings Bank (the "Agreement"), and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

      5. The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Reporting Subcontractor pursuant to the Agreement, have been provided to the Indenture Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

      Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement dated as of November 1, 2006 among USAA Federal Savings Bank, as Seller and Servicer, USAA Auto Owner Trust 2006-4 and USAA Acceptance, LLC.

                                    USAA FEDERAL SAVINGS BANK

                                    By:________________________________
                                    Name:
                                    Title:
                                    Date: _________________________